                                                                    EXHIBIT 21.1


                   APARTMENT INVESTMENT AND MANAGEMENT COMPANY
                                  SUBSIDIARIES



1.       7400 Roosevelt Corp. (Massachusetts)
2.       AG A&R Services, Inc. (Delaware)
3.       AG Management Company (Delaware)
4.       AG Properties, Inc. (Delaware)
5.       AIMCO/Beacon Hill, Inc. (Delaware)
6.       AIMCO/Blossomtree, Inc. (Delaware)
7.       AIMCO/Brant Rock, Inc. (Delaware)
8.       AIMCO Calhoun, Inc. (Delaware)
9.       AIMCO/Colonnade, Inc. (Delaware)
10.      AIMCO/Foothills, Inc. (Delaware)
11.      AIMCO/Fox Bay, Inc. (Delaware)
12.      AIMCO/Foxtree, Inc. (Delaware)
13.      AIMCO/Freedom Place, Inc. (Delaware)
14.      AIMCO/Grovetree, Inc. (Delaware)
15.      AIMCO/Hazeltree, Inc. (Delaware)
16.      AIMCO/Hiddentree, Inc. (Delaware)
17.      AIMCO Holdings QRS, Inc. (Delaware)
18.      AIMCO/IPT, Inc. (Delaware)
19.      AIMCO/Islandtree, Inc. (Delaware)
20.      AIMCO LJ Tucson, Inc. (Delaware)
21.      AIMCO/Olmos, Inc. (Delaware)
22.      AIMCO/Orchidtree, Inc. (Delaware)
23.      AIMCO/OTC QRS, Inc. (Delaware)
24.      AIMCO/Pine Creek, Inc. (Delaware)
25.      AIMCO/Polo Park, Inc. (Delaware)
26.      AIMCO Properties Finance Corp. (Delaware)
27.      AIMCO/Quailtree, Inc. (Delaware)
28.      AIMCO/Rivercrest, Inc. (Delaware)
29.      AIMCO/Sand Castles, Inc. (Delaware)
30.      AIMCO/Sand Pebble, Inc. (Delaware)
31.      AIMCO/Shadetree, Inc. (Delaware)
32.      AIMCO/Shadow Lake, Inc. (Delaware)
33.      AIMCO/Silktree, Inc. (Delaware)
34.      AIMCO Somerset Inc. (Delaware)
35.      AIMCO/Surrey Oaks, Inc. (Delaware)
36.      AIMCO/Tall Timbers, Inc. (Delaware)
37.      AIMCO/The Hills, Inc. (Delaware)
38.      AIMCO/Timbertree, Inc. (Delaware)
39.      AIMCO/Twinbridge, Inc. (Delaware)
40.      AIMCO/Wickertree, Inc. (Delaware)
41.      AIMCO/Wildflower, Inc. (Delaware)
42.      AIMCO/Windsor Landing, Inc. (Delaware)

43.      AIMCO/Woodhollow, Inc. (Delaware)
44.      AIMCO/Wydewood, Inc. (Delaware)
45.      AIMCO/Yorktree, Inc. (Delaware)
46.      AIMCO-GP, Inc. (Delaware)
47.      AIMCO-LP, Inc. (Delaware)
48.      A.J. One, Inc.  (Delaware)
49.      A.J. Two, Inc.  (Delaware)
50.      Ambassador I, Inc.  (Delaware)
51.      Ambassador II, Inc.  (Delaware)
52.      Ambassador IV, Inc.  (Delaware)
53.      Ambassador V, Inc.  (Delaware)
54.      Ambassador VI, Inc.  (Delaware)
55.      Ambassador VII, Inc.  (Delaware)
56.      Ambassador VIII, Inc.  (Delaware)
57.      Ambassador IX, Inc.  (Delaware)
58.      Ambassador X, Inc.  (Delaware)
59.      Ambassador XI, Inc.  (Delaware)
60.      Ambassador Florida Partners, Inc. (Delaware)
61.      AmReal Corporation (South Carolina)
62.      AmReal Realty, Inc. (South Carolina)
63.      Angeles Acceptance Directives, Inc. (California)
64.      Angeles Acceptance Pool, L.P. (California)
65.      Angeles Investment Properties, Inc. (California)
66.      Angeles Properties, Inc. (California)
67.      Angeles Realty Corporation (California)
68.      Angeles Realty Corporation II (California)
69.      Angeles Securitization Corporation (California)
70.      API/AREC Partners, Ltd. (California)
71.      Brampton Corp. (Connecticut)
72.      Calmark/Fort Collins, Inc. (California)
73.      Capital Commercial, Inc. (Maryland)
74.      Casa del Mar, Inc. (Florida)
75.      CCP/III Village Greens GP, Inc. (South Carolina)
76.      CCP/IV Briar Bay GP, Inc. (South Carolina)
77.      Century Stoney Greens, Inc. (California)
78.      Colony of Springdale Properties, Inc. (Texas)
79.      ConCap CCP/IV River's Edge Properties, Inc. (Texas)
80.      ConCap CCP/IV Stratford Place Properties, Inc. (Texas)
81.      ConCap Equities, Inc. (Delaware)
82.      ConCap Holdings, Inc. (Texas)
83.      Congress Realty Corp. (Massachusetts)
84.      CPF 16 Landings GP, Inc. (South Carolina)
85.      CPF XIV/St. Charleston, Inc. (Nevada)
86.      CPF XIV/Sun River, Inc. (Arizona)
87.      CPF XIV/Torrey Pines, Inc. (Nevada)
88.      CPF XV/Lakeside Place, Inc. (Texas)
89.      Cragin Service Corporation (Illinois)

90.      CRC Congress Realty Corp. (Massachusetts)
91.      CRC Scotch Lane Corp. (Massachusetts)
92.      CRPTEX, Inc. (Texas)
93.      Davidson Diversified Properties, Inc. (Tennessee)
94.      Davidson Growth Plus GP Corporation (Delaware)
95.      Davidson Properties, Inc. (Tennessee)
96.      East Windsor 255, Inc. (Delaware)
97.      Fox Capital Management Corporation (California)
98.      Fox Strategic Housing Income Partners, Inc. (California)
99.      GP Services III, Inc. (Delaware)
100.     GP Services IV, Inc. (South Carolina)
101.     GP Services IX, Inc. (South Carolina)
102.     GP Services V, Inc. (South Carolina)
103.     GP Services VI, Inc. (South Carolina)
104.     GP Services VII, Inc. (South Carolina)
105.     GP Services VIII, Inc. (South Carolina)
106.     GP Services XI, Inc. (South Carolina)
107.     GP Services XIII, Inc. (South Carolina)
108.     GP Services XIV, Inc. (South Carolina)
109.     GP Services XV, Inc. (South Carolina)
110.     GP Services XVI, Inc. (South Carolina)
111.     GP Services XVIII, Inc. (South Carolina)
112.     Hamilton House, Inc. (Florida)
113.     Heritage Park Investors, Inc. (California)
114.     Heritage Park/MRA, Inc. (California)
115.     Holbrook Enterprises, Inc. (Illinois)
116.     HPI, Ltd. (Bermuda)
117.     Hunters Run Properties Corporation (Georgia)
118.     IAP GP Corporation (Delaware)
119.     IH Inc. (Delaware)
120.     InCap Management, Inc. (Texas)
121.     Insignia Capital Corporation (Delaware)
122.     Insignia Financing I (Delaware)
123.     IPGP, Inc. (Delaware)
124.     Lucerne Florida Development Corporation (Florida)
125.     MAE California, Inc. (California)
126.     MAE Delta, Inc. (Delaware)
127.     MAE Investments, Inc. (Delaware)
128.     MAE Ventures, Inc. (Delaware)
129.     MAE-JMA, Inc. (Delaware)
130.     MAERIL, Inc. (Delaware)
131.     National Corporation for Housing Partnerships (Washington, D.C.)
132. National Corporation for Housing Partnerships/Development Corporation (Washington, D.C.)
133.     National Property Investors, Inc. (Delaware)
134.     Neighborhood Reinvestment Resources Corporation (Illinois)
135.     NHP Acquisition Corporation (Delaware)

136.     NHP Capital Corporation (Virginia)
137.     NHP-HDV, Inc. (Delaware)
138.     NHP-HDV Two, Inc. (Delaware)
139.     NHP-HDV Four, Inc. (Delaware)
140.     NHP-HDV Five, Inc. (Delaware)
141.     NHP-HDV Six, Inc. (Delaware)
142.     NHP-HDV Seven, Inc. (Delaware)
143.     NHP-HDV Eight, Inc. (Delaware)
144.     NHP-HDV Nine, Inc. (Delaware)
145.     NHP-HDV 21, Inc. (Virginia)
146.     NHP-HG, Inc. (Virginia)
147.     NHP-HG III, Inc. (Virginia)
148.     NHP-HG Four, Inc. (Virginia)
149.     NHP-HG Five, Inc. (Virginia)
150.     NHP-HG Ten, Inc. (Delaware)
151.     NHP-HG Eleven, Inc. (Delaware)
152.     NHP-HG Twelve, Inc. (Delaware)
153.     NHP-HG Fourteen, Inc. (Delaware)
154.     NHP-HS, Inc. (Delaware)
155.     NHP-HS Two, Inc. (Delaware)
156.     NHP-HS Five, Inc. (Delaware)
157.     NHP-HS Six, Inc. (Delaware)
158.     NHP Joint Ventures, Inc. (Delaware)
159.     NHP Multi-Family Capital Corporation (Washington, D.C.)
160.     NHP Real Estate Corporation (Delaware)
161.     NHP Real Estate Securities, Inc. (Washington, D.C.)
162.     NHP Ridgewood, Inc. (Delaware)
163.     NHP Servicing, Inc. (Virginia)
164.     NPI Equity Investments II, Inc. (Florida)
165.     NPI Equity Investments, Inc. (Florida)
166.     NPI III Pinetree, Inc. (North Carolina)
167.     Pebblepoint 55, Inc. (Delaware)
168.     Plainview GP, Inc. (Delaware)
169.     Pleasant Hill 287, Inc. (Delaware)
170.     PRA, Inc. (Georgia)
171.     Rescorp Development, Inc. (Illinois)
172.     Ridge Carlton Corp. (Massachusetts)
173.     SAHF Funding Corp. (Delaware)
174.     Scotch Lane Corp. (Massachusetts)
175.     SF General, Inc. (Delaware)
176.     Shelter Realty Corporation (South Carolina)
177.     Shelter Realty II Corporation (South Carolina)
178.     Shelter Realty III Corporation (South Carolina)
179.     Shelter Realty IV Corporation (South Carolina)
180.     Shelter Realty V Corporation (South Carolina)
181.     Shelter Realty VI Corporation (South Carolina)
182.     Shelter Realty VII Corporation (South Carolina)

183.     Sturbrook Investors, Inc. (California)
184.     Summerwalk GP, Inc. (South Carolina)
185.     Top of the World 735, Inc. (Delaware)
186.     U.S. Realty I Corporation (South Carolina)
187.     United Investors Real Estate, Inc. (Delaware)
188.     Wilbur and Company, Inc. (Delaware)
189.     AIMCO/NHP Holdings, Inc. (Delaware)
190.     AIMCO/NHP Properties, Inc. (Delaware)
191.     NHP A&R Services, Inc. (Virginia)
192.     NHP Management Company (Washington, D.C.)
193.     Property Asset Management Services, Inc. (Delaware)
194.     AG A&R Services, L.L.C. (Delaware)
195.     AG Management, L.L.C. (Delaware)
196.     AG Properties, L.L.C. (Delaware)
197.     AIMCO of Florida, Inc. (Florida)
198.     Apartment CCG 17, L.P. (California)
199.     Apartment CCG 17, L.L.C. (South Carolina)
200.     Apartment CCG 17, Inc. (California)
201.     Apartment CRK 17, L.P. (California)
202.     Apartment LDG 17, Inc. (California)
203.     Apartment Lodge 17, L.L.C. (South Carolina)
204.     Apartment Lodge 17, L.P. (California)
205.     Aptek Maintenance Services Company LLC (Delaware)
206.     Aptek Management Company LLC (Delaware)
207.     Argus Land Company, Inc. (Alabama)
208.     Arizona Development Partners (Massachusetts)
209.     Aspen Ridge Properties, Inc. (Texas)
210.     Brighton Meadows Associates (Indiana)
211.     Broad Street Management, Inc. (Ohio)
212.     Calmark Heritage Park, L.P. (California)
213.     Calmark Heritage Park III, L.P. (California)
214.     Canyon Terrace Inc. (Delaware)
215.     Carriage House Apartments Limited Partnership (Virginia)
216.     CCP/III Mountain Plaza Properties, Inc. (Texas)
217.     Century 23 Sunnymead, Inc. (California)
218.     Century HillCreste Apartment Investors, L.P. (California)
219.     Century Summerhill, Inc. (California)
220.     Century Sunrunner 19, Inc. (California)
221.     CHA Properties, Inc. (Delaware)
222.     Coastal Commons Limited Partnership (South Carolina)
223.     Compleat Resource Group, Inc. (Delaware)
224.     ConCap CCP/III Properties, Inc. (Texas)
225.     ConCap CCP/IV Apartment Properties, Inc. (Texas)
226.     ConCap CCP/IV Citadel Properties, Inc. (Texas)
227.     ConCap CCP/IV Properties, Inc. (Texas)
228.     ConCap CCP/IV Residential, Inc. (Texas)
229.     ConCap CCP/V Properties, Inc. (Texas)

230.     ConCap MBRF Properties, Inc. (Texas)
231.     Conifer Medford (Puerto Rico)
232.     Continental Plaza Limited Partnership (Illinois)
233.     Continental Plaza Associates Limited Partnership (Illinois)
234.     Coventry Properties, Inc. (Texas)
235.     Creekside Inc. (Delaware)
236.     DalCap Management, Inc. (Texas)
237.     DBL Properties Corporation (New York)
238.     Direct Access Association, Inc. (Tennessee)
239.     Drexel Burnham Lambert Real Estate Associates (New York)
240.     Dunlop Tobacco Associates Limited Partnership (Maryland)
241.     Evergreen Club Corporation (Massachusetts)
242.     First Atlantic Management Corporation (Delaware)
243.     First Piedmont Mortgage, Inc. (South Carolina)
244.     First Winthrop Corporation (Delaware)
245.     Fox Assignor, Inc. (California)
246.     Franklin Mountain Run Associates Liquidating Trust (Pennsylvania)
247.     Franklin Partnership Liquidating Trust (Pennsylvania)
248.     Galleria Park Associates Limited Partnership (Massachusetts)
249.     Glenbrook Corporation (Massachusetts)
250.     GP Real Estate Services II Inc. (Delaware)
251.     GP Services II, Inc. (South Carolina)
252.     GP Real Estate Services II Inc. (Delaware)
253.     GP Services II-B, Inc. (Delaware)
254.     Greenfair-DCW Ltd (California)
255.     Guilford Company, Inc. (Alabama)
256.     Heritage Park Inc. (Delaware)
257.     Heritage Park II Inc. (Delaware)
258.     HHP, L.P. (Delaware)
259.     HillCreste Properties Inc. (Delaware)
260.     Historic Properties, Inc. (Delaware)
261.     Holliday Associates Limited Partnership (Washington, D.C.)
262.     Hollidaysburg Limited Partnership (Pennsylvania)
263.     Housing Programs Corp. II (Delaware)
264.     Housing Programs Ltd. (California)
265.     IFG-SCN Corporation (Delaware)
266.     IHMG of Alabama, Inc. (Alabama)
267.     IMH, Inc. (Delaware)
268.     Insignia Allegiance Management, Inc. (Delaware)
269.     Insignia CCP III Acquisition, LLC (Delaware)
270.     Insignia Hospitality Management Group, Inc. (Delaware)
271.     Insignia Related, Inc. (Delaware)
272.     Insignia Related, L.P. (Delaware)
273.     Insignia Residential Group, L.P. (Delaware)
274.     Insignia Residential Group of Alabama, Inc. (Delaware)
275.     Insignia Residential Group of California, Inc. (Delaware)
276.     Insignia Residential Group of Colorado, Inc. (Colorado)

277.     Insignia Residential Group of Texas, Inc. (Delaware)
278.     Insignia Residential Management, Inc. (Delaware)
279.     IPT I LLC (Delaware)
280.     ISPMC, Inc. (Delaware)
281.     ISTC Corporation (Delaware)
282.     Ivanhoe Corporation (Massachusetts)
283.     Kennedy Boulevard I, Inc. (Pennsylvania)
284.     Kennedy Boulevard II, Inc. (Pennsylvania)
285.     Kennedy Boulevard III, Inc. (Pennsylvania)
286.     Lifton/MAQ S.E. Investments II, Inc. (Georgia)
287.     Louisville Apartment Limited Partnership (Texas)
288.     Lytle Place Community Urban Redevelopment Corp. (Ohio)
289.     MAE-SPI, L.P. (Delaware)
290.     Maine Maintenance Corporation (Delaware)
291.     MAQ/Lifton Acquisition Corp. (Florida)
292.     Market Ventures, L.L.C. (Delaware)
293.     Mayer Canyon Terrace (California)
294.     Mayer Creekside (California)
295.     Mayer Warner Center Ltd. (California)
296.     Minneapolis Associates II Limited Partnership (Massachusetts)
297.     NHP Asset Management Services, Inc. (Virginia)
298.     NHP Cash Management Services, Inc. (Virginia)
299.     NHP/Congress Management Limited Partnership (Virginia)
300.     NHP Equity Services, Inc. (Virginia)
301.     NHP Financial Services, Ltd. (Delaware)
302.     NHP Florida Management Company (Florida)
303.     NHP Maintenance Services Company (Delaware)
304.     NHP/PRC Management Company LLC (Delaware)
305.     NHP Puerto Rico Management Company (Delaware)
306.     NHP Southeast Partners, L.P. (Delaware)
307.     NHP Southwark HA, Inc. (Virginia)
308.     NHP Texas Management Company (Texas)
309.     NHP-HDV 20, Inc. (Virginia)
310.     NHP-HDV Eighteen, Inc. (Delaware)
311.     NHP-HDV Eleven, Inc. (Delaware)
312.     NHP-HDV Fifteen, Inc. (Virginia)
313.     NHP-HDV Fourteen, Inc. (Delaware)
314.     NHP-HDV Nineteen, Inc. (Delaware)
315.     NHP-HDV Seventeen, Inc. (Delaware)
316.     NHP-HDV Sixteen, Inc. (Delaware)
317.     NHP-HDV Ten, Inc. (Delaware)
318.     NHP-HDV Three, Inc. (Delaware)
319.     NHP-HDV Twelve, Inc. (Delaware)
320.     NHP-HG 15, Inc. (Virginia)
321.     NHP-HG 16, Inc. (Virginia)
322.     NHP-HG 17, Inc. (Virginia)
323.     NHP-HG Six, Inc. (Virginia)

324.     NHP-HS Four, Inc. (Delaware)
325.     NHP-HS Three, Inc. (Delaware)
326.     NPI Property Management Corporation (Florida)
327.     NPI Realty Advisors, Inc. (Florida)
328.     NPI Realty Management Corp. (Florida)
329.     Orchard Park Apartments, L.P. (South Carolina)
330.     PAM Consolidated Assurance Company, Ltd. (Bermuda)
331.     Park Towne Place Associates Limited Partnership (Delaware)
332.     Playa Blanca Inc. (Delaware)
333.     Playa Blanca, Inc. (California)
334.     Preferred Home Health, Inc. (Florida)
335.     Preferred Home Health Limited Partnership (Florida)
336.     Property Asset Brokerage of Florida (Florida)
337.     Property Services Group, Inc. (Washington, D.C.)
338.     PTP Properties, Inc. (Delaware)
339.     Raintree GP Inc. (Delaware)
340.     Raintree Meadows (California)
341.     Real Estate Equity Partners, Inc. (Delaware)
342.     RealMark, Inc. (South Carolina)
343.     Rescorp Realty, Inc. (Illinois)
344.     Residents Direct Access Association, Inc. (Missouri)
345.     Rivercrest Apartments, L.P. (South Carolina)
346.     The Risk Specialist Group, Inc. (Washington, D.C.)
347.     Secured Income, L.P. (Delaware)
348.     Security Management Inc. (Washington)
349.     Security Properties  (Washington)
350.     Security Properties 73 (Washington)
351.     Security Properties 74  (Washington )
352.     Security Properties 74 II  (Washington)
353.     Security Properties 74 III  (Washington )
354.     Security Properties 74A  (Washington)
355.     Security Properties 75  (Washington )
356.     Security Properties 76  (Washington)
357.     Security Properties 77  (Washington )
358.     Security Properties 77A  (Washington )
359.     Security Properties 78  (Washington)
360.     Security Properties 78A  (Washington)
361.     Security Properties 79  (Washington )
362.     Security Properties 79 II (Washington )
363.     Security Properties 80 (Washington)
364.     Security Properties 81 (Washington)
365.     Security Properties 81A (Washington)
366.     Six Winthrop Properties, Inc. (Delaware)
367.     Southwest Parkway, Ltd. (Texas)
368.     SP Properties 1982 (Washington)
369.     SP Properties 1983 (Washington)
370.     SP Properties 1983 Two (Washington)

371.     SP Properties 1984 (Washington)
372.     St. Joseph Limited Partnership (Maryland)
373.     Standpoint Vista Limited Partnership (Maryland)
374.     TAHF Funding Corp. (Delaware)
375.     TEB Municipal Trust II (Delaware)
376.     Ten Winthrop Properties, Inc.  (Maryland)
377.     The Villas, A Limited Partnership (Texas)
378.     USS Depositary, Inc. (South Carolina)
379.     Vincennes Associates (Illinois)
380.     WAI Associates Limited Partnership (Texas)
381.     WAI Properties, Inc.  (Texas)
382.     Warner Center Inc. (Delaware)
383.     Warner Center/MGP Inc. (Delaware)
384.     WFC Realty Co., Inc.  (Massachusetts)
385.     WFC Realty Saugus, Inc.  (Massachusetts)
386.     Wilder Richman Historic Properties II, L.P. (Delaware)
387.     Wilder Richman Historic Properties, L.P. (Delaware)
388.     Winthrop Apartment Investors 2 Limited Partnership (Maryland)
389.     Winthrop Financial Associates (Maryland)
390.     Winthrop Financial Co., Inc.  (Massachusetts)
391.     Winthrop Metro Equities Corporation (Delaware)
392.     Winthrop Northeast Properties, Inc. (Massachusetts)
393.     Winthrop Petersburg Co., Inc. (Maryland)
394.     Creekside Industrial Associates, Inc. (New York)
395.     Monroeville Development Corporation (Massachusetts)
396.     ISLP Limited Partnership (Delaware)
397.     Partners Liquidating Trust (Delaware)
398.     Stratford Village Realty Trust (Massachusetts)
399.     1133 Fifteenth Street Fourth Associates (Maryland)
400.     1133 Fifteenth Street Associates (Washington, D.C.)
401.     2900 Van Ness Associates (Washington, D.C.)
402.     7400 Roosevelt Investors (Pennsylvania)
403.     Advanced Affordable Mill, Ltd. (Florida)
404.     AG Services, L.P. (Delaware)
405.     AIMCO Anchorage, L.P. (Delaware)
406.     AIMCO Arbor Station, L.P. (Delaware)
407.     AIMCO Arbor Station Two, L.P. (Delaware)
408.     AIMCO Atriums of Plantation L.P.  (Delaware)
409.     AIMCO Bay Club II, L.P. (Delaware)
410.     AIMCO Bay Club, L.P. (Delaware)
411.     AIMCO/Beacon Hill, L.L.C. (Delaware)
412.     AIMCO/Beacon Hill, L.P. (Delaware)
413.     AIMCO/Blossomtree L.L.C. (Delaware)
414.     AIMCO/Blossomtree L.P. (Delaware)
415.     AIMCO/Bluffs, L.L.C. (Delaware)
416.     AIMCO/Boardwalk, L.P. (Delaware)
417.     AIMCO/Boardwalk Finance, L.P. (Delaware)

418.     AIMCO/Brandywine, L.P. (Delaware)
419.     AIMCO/Brant Rock, L.L.C. (Delaware)
420.     AIMCO/Brant Rock, L.P. (Delaware)
421.     AIMCO Breakers, L.P. (Delaware)
422.     AIMCO Bridgewater, L.P. (Delaware)
423.     AIMCO Brookside, L.L.C.  (Delaware)
424.     AIMCO Brookside/Tustin, L.L.C.  (Delaware)
425.     AIMCO Calhoun, L.L.C. (Delaware)
426.     AIMCO Casa Anita, L.P. (Delaware)
427.     AIMCO Cedar Creek, L.P. (Delaware)
428.     AIMCO Chesapeake, L.P. (Delaware)
429.     AIMCO Citrus Grove, L.P. (Delaware)
430.     AIMCO Citrus Sunset, L.L.C. (Delaware)
431.     AIMCO Cobble Creek, L.P. (Delaware)
432.     AIMCO/Colonnade, L.L.C. (Delaware)
433.     AIMCO/Colonnade, L.P. (Delaware)
434.     AIMCO Colony, L.P. (Delaware)
435.     AIMCO Copperfield, L.P. (Delaware)
436.     AIMCO Crossings at Belle, L.P. (Delaware)
437.     AIMCO Crows Nest, L.P. (Delaware)
438.     AIMCO Dolphin's Landing, L.P. (Delaware)
439.     AIMCO/Easton Falls, L.P. (Delaware)
440.     AIMCO Elm Creek, L.P. (Delaware)
441.     AIMCO Fieldcrest, L.P. (Delaware)
442.     AIMCO Fisherman's Landing, L.P. (Delaware)
443.     AIMCO Fondren Court, L.P. (Delaware)
444.     AIMCO/Foothills, L.P. (Delaware)
445.     AIMCO/Foothills, L.L.C. (Delaware)
446.     AIMCO/Fox Bay, L.P. (Delaware)
447.     AIMCO/Fox Bay, L.L.C. (Delaware)
448.     AIMCO Foxchase, L.P. (Delaware)
449.     AIMCO/Foxtree, L.L.C. (Delaware)
450.     AIMCO/Foxtree, L.P. (Delaware)
451.     AIMCO/Freedom Place, L.L.C. (Delaware)
452.     AIMCO/Freedom Place, L.P. (Delaware)
453.     AIMCO Galleria Office, L.P. (Delaware)
454.     AIMCO Group, L.P. (Delaware)
455.     AIMCO/Grovetree, L.L.C. (Delaware)
456.     AIMCO/Grovetree, L.P. (Delaware)
457.     AIMCO Hampton Hill, L.P. (Delaware)
458.     AIMCO Hanover Square/DIP, L.L.C. (Delaware)
459.     AIMCO Hastings Green, L.P. (Delaware)
460.     AIMCO Hastings Place, L.P. (Delaware)
461.     AIMCO/Hazeltree, L.P. (Delaware)
462.     AIMCO/Hazeltree, L.L.C. (Delaware)
463.     AIMCO/Hiddentree, L.L.C. (Delaware)
464.     AIMCO/Hiddentree, L.P. (Delaware)

465.     AIMCO/HIL, L.L.C. (Delaware)
466.     AIMCO Holdings, L.P. (Delaware)
467.     AIMCO Hunters Glen, L.P. (Delaware)
468.     AIMCO/Islandtree, L.P. (Delaware)
469.     AIMCO/Islandtree, L.L.C. (Delaware)
470.     AIMCO Lake Castleton Arms, L.L.C. (Delaware)
471.     AIMCO Lakehaven, L.P. (Delaware)
472.     AIMCO Lakehaven Two, L.P. (Delaware)
473.     AIMCO Landmark, L.P. (Delaware)
474.     AIMCO LaValle, L.L.C. (Delaware)
475.     AIMCO LJ Tucson, L.P. (Delaware)
476.     AIMCO Los Arboles, L.P. (Delaware)
477.     AIMCO LT, L.P. (Delaware)
478.     AIMCO/Montecito, L.P. (Delaware)
479.     AIMCO Mountain View, L.L.C. (Delaware)
480.     AIMCO/NHP Partners, L.P. (Delaware)
481.     AIMCO Oak Falls, L.P. (Delaware)
482.     AIMCO Old Farm, L.L.C. (Delaware)
483.     AIMCO/Olmos, L.L.C. (Delaware)
484.     AIMCO/Olmos, L.P. (Delaware)
485.     AIMCO/Orchidtree, L.L.C. (Delaware)
486.     AIMCO/Orchidtree, L.P. (Delaware)
487.     AIMCO/OTC, L.L.C. (Delaware)
488.     AIMCO/OTC, L.P. (Delaware)
489.     AIMCO/PAM Properties, L.P. (Delaware)
490.     AIMCO Park at Cedar Lawn, L.P. (Delaware)
491.     AIMCO Park Townhomes, L.P. (Delaware)
492.     AIMCO Park Colony, L.L.C. (Delaware)
493.     AIMCO/Penn Square, L.L.C. (Delaware)
494.     AIMCO Peppermill Place, L.P. (Delaware)
495.     AIMCO/Pine Creek, L.P. (Delaware)
496.     AIMCO/Pine Creek, L.L.C. (Delaware)
497.     AIMCO Pine Shadows, L.L.C. (Delaware)
498.     AIMCO Pinebrook, L.P. (Delaware)
499.     AIMCO Pines, L.P. (Delaware)
500.     AIMCO Placid Lake, L.P. (Delaware)
501.     AIMCO/Polo Park, L.L.C. (Delaware)
502.     AIMCO/Polo Park, L.P. (Delaware)
503.     AIMCO Properties, L.P. (Delaware)
504.     AIMCO Properties Finance Partnership, L.P. (Delaware)
505.     AIMCO Properties Holdings, L.L.C. (Delaware)
506.     AIMCO/Quailtree, L.L.C. (Delaware)
507.     AIMCO/Quailtree, L.P. (Delaware)
508.     AIMCO/RALS, L.P. (Delaware)
509.     AIMCO Recovery Fund, L.P. (Delaware)
510.     AIMCO Rio Cancion, L.P. (Delaware)
511.     AIMCO/Rivercrest, L.P. (Delaware)

512.     AIMCO/Rivercrest, L.L.C. (Delaware)
513.     AIMCO Royal Gardens, L.L.C. (Delaware)
514.     AIMCO/SA, L.L.C. (Delaware)
515.     AIMCO San Marina, L.P. (Delaware)
516.     AIMCO/Sand Castles, L.P. (Delaware)
517.     AIMCO/Sand Pebble, L.L.C. (Delaware)
518.     AIMCO/Sand Pebble, L.P. (Delaware)
519.     AIMCO/Sand Castles, L.L.C. (Delaware)
520.     AIMCO Sandalwood, L.P. (Delaware)
521.     AIMCO Sandpiper, L.P. (Delaware)
522.     AIMCO Seaside Point, L.P. (Delaware)
523.     AIMCO/Shadetree, L.P. (Delaware)
524.     AIMCO/Shadetree, L.L.C. (Delaware)
525.     AIMCO/Shadow Lake, L.P. (Delaware)
526.     AIMCO/Shadow Lake, L.L.C. (Delaware)
527.     AIMCO Signature Point, L.P. (Delaware)
528.     AIMCO/Silktree, L.P. (Delaware)
529.     AIMCO/Silktree, L.L.C. (Delaware)
530.     AIMCO Steeplechase, L.P. (Delaware)
531.     AIMCO/Stonegate, L.P. (Delaware)
532.     AIMCO Sunbury, L.P. (Delaware)
533.     AIMCO Sundown, L.P. (Delaware)
534.     AIMCO Sunset Village, L.L.C. (Delaware)
535.     AIMCO Sunset Escondido, L.L.C. (Delaware)
536.     AIMCO/Surrey Oaks, L.L.C. (Delaware)
537.     AIMCO/Surrey Oaks, L.P. (Delaware)
538.     AIMCO/Tall Timbers, L.P. (Delaware)
539.     AIMCO/Tall Timbers, L.L.C. (Delaware)
540.     AIMCO/Teal Pointe, L.P. (Delaware)
541.     AIMCO Terrace Royale, L.L.C. (Delaware)
542.     AIMCO/The Hills, L.P. (Delaware)
543.     AIMCO/The Hills, L.L.C. (Delaware)
544.     AIMCO Timbermill, L.P. (Delaware)
545.     AIMCO/Timbertree, L.P. (Delaware)
546.     AIMCO/Timbertree, L.L.C. (Delaware)
547.     AIMCO Township at Highlands, L.P. (Delaware)
548.     AIMCO Tustin, L.P. (Delaware)
549.     AIMCO/Twinbridge, L.P. (Delaware)
550.     AIMCO/Twinbridge, L.L.C. (Delaware)
551.     AIMCO UT, L.P. (Delaware)
552.     AIMCO Villa Del Sol, L.L.C.  (Delaware)
553.     AIMCO/Villa Ladera, L.P. (Delaware)
554.     AIMCO Villa La Paz, L.P. (Delaware)
555.     AIMCO Walnut Springs, L.P. (Delaware)
556.     AIMCO Weatherly, L.P. (Delaware)
557.     AIMCO West Trails, L.P. (Delaware)
558.     AIMCO Westchase Midrise, L.P. (Delaware)

559.     AIMCO Whispering Pines, L.L.C. (Delaware)
560.     AIMCO/Wickertree, L.P. (Delaware)
561.     AIMCO/Wickertree, L.L.C. (Delaware)
562.     AIMCO/Wildflower, L.P. (Delaware)
563.     AIMCO/Wildflower, L.L.C. (Delaware)
564.     AIMCO/Williams Cove, L.P.  (Delaware)
565.     AIMCO Wimbledon Square, L.L.C.  (Delaware)
566.     AIMCO/Windsor Landing, L.L.C. (Delaware)
567.     AIMCO/Windsor Landing, L.P. (Delaware)
568.     AIMCO/Woodhollow, L.P. (Delaware)
569.     AIMCO/Woodhollow, L.L.C. (Delaware)
570.     AIMCO/Woodlands-Tyler, L.P. (Delaware)
571.     AIMCO Woodway Offices, L.P. (Delaware)
572.     AIMCO/Wydewood, L.P. (Delaware)
573.     AIMCO/Wydewood, L.L.C. (Delaware)
574.     AIMCO/Yorktree, L.L.C. (Delaware)
575.     AIMCO/Yorktree, L.P. (Delaware)
576.     AIP II Georgetown GP, L.L.C. (South Carolina)
577.     AIP II Georgetown, L.L.C. (Massachusetts)
578.     AIP IV GP Limited Partnership (South Carolina)
579.     AIP IV GP Limited Partnership (South Carolina)
580.     AIV Properties, L.P. (Delaware)
581.     AJ One, L.P.  (Delaware)
582.     AJ Two, L.P.  (Delaware)
583.     Ambassador Apartments, L.P. (Delaware)
584.     Ambassador CRM Florida Partners Limited Partnership (Delaware)
585.     Ambassador Florida Partners Limited Partnership (Delaware)
586.     Ambassador I, L.P. (Illinois)
587.     Ambassador II, L.P. (Delaware)
588.     Ambassador III, L.P. (Delaware)
589.     Ambassador IV, L.P.  (Delaware)
590.     Ambassador IX, L.P.  (Delaware)
591.     Ambassador Texas Partners, L.P. (Delaware)
592.     Ambassador V, L.P.  (Delaware)
593.     Ambassador VI, L.P.  (Delaware)
594.     Ambassador VII, L.P.  (Delaware)
595.     Ambassador VIII, L.P.  (Delaware)
596.     Ambassador X, L.P.  (Delaware)
597.     Ambassador XI, L.P.  (Delaware)
598.     Anchorage Partners (Texas)
599.     Anderson Mill Associates (Illinois)
600.     Angeles Income Properties, Ltd. II (California)
601.     Angeles Income Properties, Ltd. III (California)
602.     Angeles Income Properties Ltd. IV (California)
603.     Angeles Income Properties Ltd. V (California)
604.     Angeles Income Properties, Ltd. 6 (California)
605.     Angeles Opportunity Properties, Ltd. (California)

606.     Angeles Park Communities, Ltd. (California)
607.     Angeles Partners VII (California)
608.     Angeles Partners VIII (California)
609.     Angeles Partners IX (California)
610.     Angeles Partners X (California)
611.     Angeles Partners XI (California)
612.     Angeles Partners XII (California)
613.     Angeles Partners XIV (California)
614.     Angeles Partners XV (California)
615.     Angeles Partners 16 (California)
616.     AP XII Associates GP, L.L.C. (South Carolina)
617.     Ashland Town Square-REO, L.P. (Texas)
618.     Autumn Chase-REO, L.P. (Texas)
619.     Balcor/Sportvest-II (Illinois)
620.     Barrington Park-REO, L.P. (Texas)
621.     Boca West Shopping Center Associates, Ltd. (Florida)
622.     Boynton Sandpiper Limited Partnership (Florida)
623.     Braesview Partnership (Texas)
624.     Brampton Associates Limited Partnership (Connecticut)
625.     Brandemere-REO Assoc., L.P. (Texas)
626.     Brandon Lake, Ltd. (Florida)
627.     Bridgewater Partners, Ltd. (Texas)
628.     Broad River Properties, L.L.C. (Delaware)
629.     Brook Run Associates, L. P. (Illinois)
630.     Brookdale Lakes Partnership (Illinois)
631.     Buccaneer Trace, Limited Partnership (South Carolina)
632.     Burgundy Court Associates, L.P. (Delaware)
633.     Cabell Associates of Lakeview (Virginia)
634.     Calmark Investors (California)
635.     Calverton Construction Co. Limited Partnership (Maryland)
636.     Cape Cod Partnership (Texas)
637.     Casa del Mar Associates Limited Partnership (Florida)
638.     Castle Rock Joint Venture (Texas)
639.     Catawba Club Associates, L.P. (Delaware)
640.     CB L-2 B Associates (Florida)
641.     CB Associates (Florida)
642.     CB L-2 C Associates (Florida)
643.     CCP VI Springdale GP, LLC (South Carolina)
644.     CCP V GP Limited Partnership (South Carolina)
645.     CCP V Fifty-One GP LLC (South Carolina)
646.     CCP V Sutton Place GP LLC (South Carolina)
647.     Cedar Creek Partners, Ltd. (Alabama)
648.     Century St. Charleston, L.P. (Nevada)
649.     Century Stoney Greens, L.P. (California)
650.     Century Sun River, L.P. (Arizona)
651.     Century Properties Fund XI (California)
652.     Century Properties Growth Fund XXII (California)

653.     Century Torrey Pines, L.P.  (Nevada)
654.     Century Pension Income Fund XXIII (California)
655.     Century Pension Income Fund XXIV (California)
656.     Century Properties Fund XX (California)
657.     Century Properties Fund XIX (California)
658.     Century 23 Sunnymead, L.P. (California)
659.     Century Properties Fund XVI (California)
660.     Century Properties Fund XIV (California)
661.     Century Properties Fund XVII (California)
662.     Century Properties Fund XVIII (California)
663.     Century Properties Fund XV (California)
664.     Chapel Hill, Limited (Delaware)
665.     Chateau Gardens L.P. (California)
666.     Chelsea Place, Limited (Tennessee)
667.     Chestnut Hill Associates Limited Partnership (Delaware)
668.     Church Street Associates (Illinois)
669.     Clear Lake Land Partners, Ltd. (Texas)
670.     Cloverleaf Farms Limited Partnership (South Carolina)
671.     Colony-REO, L.P. (Texas)
672.     Columbus Associates, Ltd. (Tennessee)
673.     Congress Realty Companies Limited Partnership (Massachusetts)
674.     Congress Management Company Limited Partnership (Massachusetts)
675.     Connecticut Colony Associates (Georgia)
676.     Consolidated Capital Institutional Properties/3 (California)
677.     Consolidated Capital Equity Partners / Two, L.P. (California)
678.     Consolidated Capital Properties III (California)
679.     Consolidated Capital Equity Partners, L.P. (California)
680.     Consolidated Capital Properties IV (California)
681.     Consolidated Capital Properties V (California)
682.     Consolidated Capital Growth Fund (California)
683.     Consolidated Capital Institutional Properties (California)
684.     Consolidated Capital Institutional Properties/2 (California)
685.     Consolidated Capital Properties VI (California)
686.     Cooper River Properties, L.L.C. (California)
687.     Copper Chase Partners (Illinois)
688.     Copper Chase Associates (Illinois)
689.     Copperfield Partners, Ltd. (Texas)
690.     Country Lake Associates Two Limited Partnership (Illinois)
691.     Coventry Square Partners (Texas)
692.     CPF 16 Woods of Inverness GP, L.L.C. (South Carolina)
693.     CRA Investors, Ltd. (Texas)
694.     Creekside Industrial Associates (California)
695.     Creekside Partners (New York)
696.     Cross Creek Limited Partnership (Georgia)
697.     Crows Nest Partners, Ltd. (Texas)
698.     Cypress Landing Associates (Illinois)
699.     Cypress Landing Limited Partnership (Illinois)

700.     Davidson Income GP Limited Partnership (Delaware)
701.     Davidson GP, L.L.C. (South Carolina)
702.     Davidson Diversified Real Estate I, L.P. (Delaware)
703.     Davidson Diversified Real Estate II, L.P. (Delaware)
704.     Davidson Diversified Real Estate Investors III GP, L.P. (Delaware)
705.     Davidson Diversified Real Estate Investors III, L.P. (Delaware)
706.     Davidson Growth Plus, L.P. (Delaware)
707.     Davidson Income Real Estate, L.P. (Delaware)
708.     DFW Apartment Investors Limited Partnership (Delaware)
709.     DFW Residential Investors Limited Partnership (Delaware)
710.     Discovery Limited Partnership (Massachusetts)
711.     Drexel Burnham Lambert Real Estate Associates II (New York)
712.     Drexel Burnham Lambert Real Estate Associates III (New York)
713.     Eagle's Nest Partnership (Texas)
714.     East Windsor 255 Limited Partnership (Delaware)
715.     Eastgreen, Ltd. (Tennessee)
716.     Easton Terrace II Associates Ltd Partnership (Delaware)
717.     Elm Creek Limited Partnership (Illinois)
718.     English Manor Joint Venture (Texas)
719.     English Manor Partners (Texas)
720.     Everest Investors 5, L.L.C. (California)
721.     Evergreen Club Limited Partnership (Massachusetts)
722.     Fairfax Associates (Virginia)
723.     First Alexandria Associates (Virginia)
724.     Fisherman's Wharf Partners (Texas)
725.     Fisherman's Landing Apartments Limited Partnership (Florida)
726.     FMI Limited Partnership (Pennsylvania)
727.     Fondren Court Partners, Ltd. (Texas)
728.     Fox Growth Partners (California)
729.     Fox Partners IX (California )
730.     Fox Partners V (California)
731.     Fox Partners VI (California)
732.     Fox Realty Partners '77, Ltd. (California)
733.     Fox Partners VII (California)
734.     Fox Partners IX (California)
735.     Fox Partners IV (California)
736.     Fox Partners III (California)
737.     Fox Partners II (California)
738.     Fox Partners (California)
739.     Fox Realty Investors (California)
740.     Fox Strategic Housing Income Partners (California)
741.     Foxfire Associates, a South Carolina Limited Partnership (South
         Carolina)
742.     Franklin Park Ltd Partnership (Pennsylvania)
743.     Franklin Chandler Associates (Pennsylvania)
744.     Franklin Chapel Hill Associates (Pennsylvania)
745.     Franklin Eagle Rock Associates (Pennsylvania)
746.     Franklin Housing Associates (Pennsylvania)

747.     Franklin Huntsville Associates (Pennsylvania)
748.     Franklin New York Avenue Associates (Pennsylvania)
749.     Franklin Woods Associates (Pennsylvania)
750.     Franklin Pheasant Ridge Associates (Pennsylvania)
751.     Franklin Pine Ridge Associates (Pennsylvania)
752.     Franklin Ridgewood Associates (Pennsylvania)
753.     Franklin Victoria Associates I (Texas)
754.     FRP Limited Partnership (Pennsylvania)
755.     G.P. Municipal Holdings, LLC (Delaware)
756.     Galleria Office Partners, Ltd. (Texas)
757.     Georgetown of Columbus Associates, L.P. (Delaware)
758.     Georgetown AIP II, Ltd. (Massachusetts)
759.     Glenbrook Limited Partnership (Massachusetts)
760.     GP Services XIX, Inc. (South Carolina)
761.     GP Services XVII, Inc. (South Carolina)
762.     Grandland Realty Associates (Georgia)
763.     Greater Hartford Associates (Connecticut)
764.     Greentree Associates (Illinois)
765.     Grosvenor House Associates Limited Partnership (Massachusetts)
766.     Growth Hotel Investors II (California)
767.     Growth Hotel Investors (California)
768.     GSSW-REO Confederate Ridge, L.P. (Mississippi)
769.     GSSW-REO Providence Place, L.P. (Texas)
770.     GSSW-REO Pebblecreek, L.P. (Texas)
771.     GSSW-REO Dallas, L.P. (Texas)
772.     GSSW-REO Limited Partnership II (South Carolina)
773.     GSSW-REO Timberline, L.P. (Texas)
774.     GSSW-Woods on the Fairway, L.P. (Texas)
775.     Gulf Coast Partners, Ltd. (Alabama)
776.     Gulfgate Partners, Ltd. (Texas)
777.     Hamilton House Associates (Florida)
778.     Hampton Hill Partners (Texas)
779.     Harbor Landing AP XI, LP (South Carolina)
780.     Hastings Green Partners, Ltd. (Texas)
781.     Hastings Place Partners (Texas)
782.     HCW General Partners, Ltd. (Texas)
783.     HCW Pension Real Estate Fund Limited Partnership (Massachusetts)
784.     Heather Associates (Illinois)
785.     Heatherwood-REO, L.P. (Texas)
786.     Heritage Village Limited Partnership (Connecticut)
787.     Highland Park Partners (Illinois)
788.     Highridge Associates, L.P. (Delaware)
789.     Hollywood Gardens (Washington D.C.)
790.     HomeCorp Investments, Ltd. (Alabama)
791.     Hospitality Pensacola Partners, Ltd. (California)
792.     Hospitality Partners II (California)
793.     Hunter's Glen Phase I GP, LLC (South Carolina)

794.     Hunter's Glen Phase V GP, LLC (South Carolina)
795.     Hunters Run Partners Ltd. (Georgia)
796.     Insignia Properties, L.P. (Delaware)
797.     Investors First-Staged Equity, L.P. (Delaware)
798.     Investors First-Staged Equity, L.P. II (Delaware)
799.     IPLP Midrise, L.L.C. (Delaware)
800.     IPLP Acquisition I, L.L.C. (Delaware)
801.     Ivanhoe Associates Limited Partnership (Pennsylvania)
802.     J.W. English, Fondren Court Partners (Texas)
803.     J.W. English, Camelot Apartments (Texas)
804.     J.W. English Swiss Village Partners, Ltd. (Texas)
805.     Jacques-Miller Associates (Tennessee)
806.     JMA Equities, L.P. (Delaware)
807.     Johnstown/Consolidated Income Partners / 2 (California)
808.     Johnstown/Consolidated Income Partners (California)
809.     Jupiter - I, L.P. (Delaware)
810.     Jupiter - II, L.P. (Delaware)
811.     Kendall Townhome Investors, Ltd. (Florida)
812.     Kennedy Boulevard Associates I, L.P. (Pennsylvania)
813.     Kennedy Boulevard Associates II, L.P. (Pennsylvania)
814.     Kennedy Boulevard Associates III, L.P. (Pennsylvania)
815.     Kennedy Boulevard Associates IV, L.P.  (Pennsylvania)
816.     Key Parkway West Associates (Massachusetts)
817.     La Colina Partners, Ltd. (California)
818.     Lafayette Square, Ltd. (Tennessee)
819.     LaJolla Partnership (Texas)
820.     Lake Crossing (Georgia)
821.     Lake Eden Associates, L.P. (Delaware)
822.     Lake Avenue Partners, Ltd. (California)
823.     Lakehaven Associates One (Illinois)
824.     Lakehaven Associates Two (Illinois)
825.     Lakeland East Limited Partnership (Connecticut)
826.     Lakeside Village, Limited Partnership (Tennessee)
827.     Lakewood Associates, L.P. (Delaware)
828.     Landmark Associates, Ltd. (Tennessee)
829.     Lassen Associates (Washington, D.C.)
830.     Lauderdale Towers-REO, L.P. (Texas)
831.     Lawndale Square-REO, L.P. (Texas)
832.     Lincmar Associates (California)
833.     Lyncstar Integrated Communications LLC (Colorado)
834.     Madison River Properties, L.L.C. (Delaware)
835.     Magnolia State Partners, Ltd. (Mississippi)
836.     Marten Manor Realty Associates (Indiana)
837.     McCombs Pension Investment Fund, Ltd. (California)
838.     McCombs Realty Partners, L.P. (California)
839.     Meadowbrook Drive Limited Partnership (Illinois)
840.     Meadows Partners IV, Ltd. (Mississippi)

841.     Meadows Partners, Ltd. (Mississippi)
842.     Meadows Limited Partnership (Illinois)
843.     Merced Commons (Washington, D.C.)
844.     Merced Commons II (Washington, D.C.)
845.     Meridian-REO, L.P. (Texas)
846.     Mesa Ridge Partnership (Texas)
847.     Mesa Dunes GP, LLC (South Carolina)
848.     Mid-States Partners, Ltd. (California)
849.     Montgomery Realty Company - 84 (California)
850.     Montgomery Realty Company - 85 (California)
851.     Montgomery Realty Company - 80 (California)
852.     Montgomery Realty Company - 83 (California)
853.     Morton Towers Apartments, L.P. (Delaware)
854.     MRI Business Properties Fund, Ltd. (California)
855.     Multi-Benefit Realty Funds 87-1(A) (California)
856.     Multi-Benefit Realty Funds 87-1(B) (California)
857.     National Housing Partnership Realty Fund IV (Maryland)
858.     National Property Investors 8 (California)
859.     National Pinetree Limited Partnership (North Carolina)
860.     National Property Investors 3 (California)
861.     National Property Investors 4 (California)
862.     National Property Investors 5 (California)
863.     National Property Investors 6 (California)
864.     National Property Investors 7 (California)
865.     NHP Employee Limited Partnership (Washington, D.C.)
866.     NHP/HG Ten, L.P. (Delaware)
867.     NHP Mid-Atlantic Partners One Limited Partnership (Delaware)
868.     NHP Mid-Atlantic Partners Three Limited Partnership (Delaware)
869.     NHP Mid-Atlantic Partners Two Limited Partnership (Delaware)
870.     NHP Partners Two Limited Partnership (Delaware)
871.     NHP Ridgewood Partners, L.P. (Delaware)
872.     NHP Southwest Partners, L.P. (Delaware)
873.     Norco Associates (Pennsylvania)
874.     Northgate Limited, L.P. (Delaware)
875.     NPI-AP Management, L.P. (Delaware)
876.     NPI-CL Management, L.P. (Delaware)
877.     Oak Park Partnership (Illinois)
878.     Oak Falls Partners (Texas)
879.     Oak Park Partnership (Illinois)
880.     OFA Partners (Pennsylvania)
881.     Old Farm Associates (Pennsylvania)
882.     Olde Rivertown Venture (Indiana)
883.     Olde Mill Investors Limited Partnership (Delaware)
884.     One Lytle Place (Ohio)
885.     Orlando-Lake Conway Limited Partnership (Connecticut)
886.     OTC Apartments Limited Partnership (Florida)
887.     Outlets Mall GP Limited Partnership (Delaware)

888.     P.A.C. Land II Limited Partnership (Ohio)
889.     Peppermill Place Partners (Texas)
890.     Placid Lake Associates, Ltd. (Florida)
891.     Plantation Partners Ltd. (Florida)
892.     Point West Limited Partnership (Kansas)
893.     Porterwood-REO, L.P. (Texas)
894.     Portfolio Properties Eight Associates (Washington, D.C.)
895.     Preferred Properties Fund 82 (California)
896.     Preferred Properties Fund 80 (California)
897.     Prime H.C. Limited Partnership (Texas)
898.     Prime Crest, L.P. (Texas)
899.     Prime Aspen Limited Partnership (Texas)
900.     Property Asset Management Services, L.P. (Delaware)
901.     Property Asset Management Services-California, L.L.C. (California)
902.     Quail Run Associates, L.P. (Delaware)
903.     Queen's Court Joint Venture (Tennessee)
904.     Raintree Pensacola, L.P. (South Carolina)
905.     Raintree GP, L.L.C. (South Carolina)
906.     Rancho Townhouse Associates (Washington, D.C.)
907.     Randol Crossing Investors (Illinois)
908.     Randol Crossing Partners (Illinois)
909.     RC Associates (Illinois)
910.     Reedy River, L.L.C. (Delaware)
911.     Related/Advance Capital, Ltd. (Florida)
912.     Related/GMN Biscayne, Ltd. (Florida)
913.     Related/GMN Teal, Ltd. (Florida)
914.     Related Management Company of Florida (Florida)
915.     Related/Winchester, Ltd. (Florida)
916.     Residual Equities, L.P. (Delaware)
917.     Restaurant Properties 1978, Ltd. (Tennessee)
918.     Retirement Manor Associates (California)
919.     RI-15 Limited Partnership (Washington, D.C.)
920.     Ridge Carlton Associates (Massachusetts)
921.     Ridgecrest Associates (Illinois)
922.     Riding Club, Ltd. (Delaware)
923.     River Loft Associates (Massachusetts)
924.     River Hill, Limited (Tennessee)
925.     River Loft Apartments Limited Partnership (Pennsylvania)
926.     Riverside Park Associates Limited Partnership (Delaware)
927.     Rodeo Drive Limited Partnership (California)
928.     RT Homestead Assoc., Ltd. (Florida)
929.     RT Walden Associates, Ltd. (Florida)
930.     S.A. Apartments, Ltd. (Alabama)
931.     SAHF I Limited Partnership (Delaware)
932.     SAHF II Limited Partnership (Delaware)
933.     San Souci-REO, L.P. (Texas)
934.     Scotch Associates Limited Partnership (Pennsylvania)

935.     Scotch Lane Associates (Pennsylvania)
936.     Seaside Point Partners, Ltd. (Texas)
937.     Seasons Apartments, L.L.C. (Texas)
938.     Seasons Apartments, L.P. (Texas)
939.     Sencit F/G Metropolitan Associates (New Jersey)
940.     Serramonte Plaza (California)
941.     Shaker Square, L.P. (Delaware)
942.     Serramonte Plaza (California)
943.     Sharon Woods, Limited (Tennessee)
944.     Shearson/Calmark Heritage Park, Ltd. (California)
945.     Shearson/Calmark Heritage Park II, Ltd. (California)
946.     Shelter Properties V (South Carolina)
947.     Shelter Properties I (South Carolina)
948.     Shelter Properties III (South Carolina)
949.     Shelter Properties VII (South Carolina)
950.     Shelter Properties VI (South Carolina)
951.     Shelter Properties IV (South Carolina)
952.     Shelter Properties II (South Carolina)
953.     Signature Point Partners, Ltd. (Texas)
954.     Signature Point Joint Venture (Texas)
955.     Snowden Village Associates, L.P. (Delaware)
956.     Snowden Village GP Limited Partnership (Delaware)
957.     Somerset Utah, L.P. (Colorado)
958.     South Brittany Oaks, L.P. (Delaware)
959.     South Windrush Properties, L.P. (Texas)
960.     South Port Apartments (California)
961.     South La Mancha, L.P. (Delaware)
962.     South Landmark Properties, L.P. (Texas)
963.     Southridge Investors (Illinois)
964.     Southridge Associates (Illinois)
965.     Southwest Associates, L.P. (Delaware)
966.     Springfield Facilities, LLC (Maryland)
967.     Springhill Commercial Limited Partnership (Maryland)
968.     Springhill Lake Investors Limited Partnership (Maryland)
969.     Standart Woods Associates Limited Partnership (Delaware)
970.     Stirling Court Partners (Texas)
971.     Stone Hollow-REO, L.P. (Texas)
972.     Stonecreek, Limited (Tennessee)
973.     Stratford Place Investors Limited Partnership (Delaware)
974.     Sunbury Partners, Ltd. (Texas)
975.     Sycamore Creek Associates, L.P. (Delaware)
976.     TAHF II Limited Partnership (Delaware)
977.     Tara Bridge Limited Partnership (Georgia)
978.     Texas Apartment Investors General Partnership (Delaware)
979. Texas Affordable Housing Investment Fund I Limited Partnership (North Carolina)
980.     Texas Residential Investors Limited Partnership (Delaware)
981.     The Corners Apartments IV Limited Partnership (South Carolina)

982.     The Crossings II Limited Partnership (Georgia)
983.     The Fondren Court Joint Venture (Texas)
984.     The Houston Recovery Fund (Texas)
985.     The National Housing Partnership (Washington, D.C.)
986.     The Park at Cedar Lawn, Ltd. (Texas)
987.     Thrippence Associates, Ltd. (Georgia)
988.     Thurber Manor Associates, L.P. (Delaware)
989.     Towne Parc-REO, L.P. (Texas)
990.     Township at Highlands Partners, Ltd. (Texas)
991.     Treeslope Apartments Limited Partnership (South Carolina)
992.     Turnberry-REO, L.P. (Texas)
993.     U.S. Realty Partners, Limited Partnership (South Carolina)
994.     United Investors Income Properties (Missouri)
995.     United Investors Growth Properties II (Missouri)
996.     United Investors Growth Properties (Missouri)
997.     United Investors Income Properties II (Missouri)
998.     Villa De Guadalupe Associates (Washington, D.C.)
999.     Villa Nova, Ltd. (Tennessee)
1000.    VMS Apartment Portfolio Associates III (California)
1001.    VMS National Residential Properties Joint Venture (Illinois)
1002.    VMS Apartment Portfolio Associates II (California)
1003.    Walker Springs, Limited (Tennessee)
1004.    Walnut Springs Associates (Illinois)
1005.    Walnut Springs Limited Partnership (Illinois)
1006.    Walters/Property Asset Management Services, L.P. (Delaware)
1007.    West Trails Partners, Ltd. (Texas)
1008.    West Lake Arms Limited Partnership (Delaware)
1009.    Westbury Investors Limited Partnership (Delaware)
1010.    Westbury Limited Partnership (Maryland)
1011.    Westchase Midrise Office Partners, Ltd. (Texas)
1012.    Williamsburg East-REO, L.P. (Texas)
1013.    Williamsburg Limited Partnership (Illinois)
1014.    Wingfield Club Investors, Limited Partnership (Kansas)
1015.    Winrock Houston Limited Partnership (Delaware)
1016.    Winthrop Houston Associates Limited Partnership (Delaware)
1017.    Winthrop Apartment Investors Limited Partnership (Maryland)
1018.    Winthrop Growth Investors I Limited Partnership (Massachusetts)
1019.    Winthrop Texas Investors Limited Partnership (Maryland)
1020.    Woodberry Forest-REO, L.P. (Texas)
1021.    Woodhaven Associates (Virginia)
1022.    Woodhill Associates (Illinois)
1023.    Woodland Ridge Associates (Illinois)
1024.    Woodland Ridge II Partners (Illinois)
1025.    Woodlawn Village Associates, L.P. (Delaware)
1026.    Woodmere Associates, L.P. (Delaware)
1027.    Woods Mortgage Associates (Pennsylvania)
1028.    Woodway Office Partners, Ltd. (Texas)

1029.    Wyckford Commons, L.P. (Delaware)
1030.    Wyntre Brook Associates (Pennsylvania)
1031.    Yorktown Towers Associates (Illinois)
1032.    AIMCO Stirling Court, L.P. (Delaware)
1033.    Granada AIPL 6, Inc.
1034.    Lakewood AOPL, Inc.
1035.    Tennessee Trust Company
1036.    Tenntruco, Inc.
1037.    Vista APX, Inc.
1038.    1212 South Michigan
1039.    5 Mile Limited Partnership
1040.    711 West Casino Associates
1041.    735 Willoughby Avenue Company
1042.    Alaska House Associates
1043.    Allegheny Associates
1044.    Allison Village Associates
1045.    Alms Hill II Limited
1046.    Alpine Company Ltd.
1047.    Alpine II Company Ltd.
1048.    Anderson Oaks Limited
1049.    Apartment LDG 17, L.P.
1050.    Arch-Way Ltd
1051.    Athens Gardens Ltd
1052.    Athens Station, Ltd
1053.    Atlanta Shallowford Associates, LP
1054.    Atrium Village Associates
1055.    Avon Development Company
1056.    Banning Villa
1057.    Bannock Arms Apartments
1058.    Barnett Plaza Ltd
1059.    Bellerive Associates Limited
1060.    Bethlehem Development Company
1061.    Birchfield Associates
1062.    Blackhawk Hills Associates
1063.    Blanchard Apts
1064.    Bluefield Associates
1065.    Bluff Estate II
1066.    Bluff Estates Limited
1067.    Brentwood Manor, Ltd.
1068.    Broadleaf Manor Associates
1069.    Broadway Associates
1070.    Broadway Glenn Associates
1071.    Broadway Plaza Associates
1072.    Buckannon Manor Associates
1073.    Bulldogger Housing Associates,
1074.    Burnsville Apartments Limited Partnership

1075.    Capital Heights Associates
1076.    Carolina Associates Limited
1077.    Cascade Associates, Ltd
1078.    Cascadian Apartments
1079.    Catwil Liquidating Trust
1080.    Cayuga Village Associates
1081.    Central Park Towers
1082.    Central Park Towers II
1083.    Charney Associates Ltd Partnership
1084.    Childress Manor Associates
1085.    Cider Mills Associates
1086.    Clayton Associates Limited
1087.    Colchester Stage II Company
1088.    Cold Harbor Limited Partnership
1089.    College Trace Apartments Ltd
1090.    Colony House Apartments Ltd
1091.    Combined Properties Ltd
1092.    Commencement Terrace Associates
1093.    Conifer Bedford 116, A Limited Partnership
1094.    Conifer Wenatchee  Apartments
1095.    Continental Apartments
1096.    Creekside Investment Company
1097.    Crestview Apartments Company
1098.    Cumberland Apartments
1099.    Cypress Housing Associates Ltd
1100.    Damen Court Associates
1101.    Daytona Village, Ltd
1102.    DBL Airport Valley, L.P.
1103.    Decatur Arms, Limited Partnership
1104.    Deer Grove Associates
1105.    DEK Associates
1106.    Delta Associates, Ltd
1107.    Delta Park Investment Company
1108.    Deshler Apartment Associates
1109.    Dewitt Clinton Associates
1110.    Dorchester Place Apartments
1111.    Drexel Chandler Land Limited Partnership
1112.    Drexel Orlando Land Limited Partnership
1113.    Eastgate Apartments
1114.    Eco Village, Ltd
1115.    Edgewood Apartments Associates
1116.    Edgewood Associates
1117.    Edgewood Housing Associates
1118.    Edgewood, Ltd.
1119.    Eighth Springhill Lake Limited Partnership
1120.    El Cazador Ltd.

1121.    El Coronado Apts, Ltd
1122.    Elkhart Town & Country Apartments Limited Partnership
1123.    Elms Common Associates
1124.    Everett Square Plaza
1125.    Evergreen Property Ltd
1126.    Fairwind Associates, Ltd
1127.    Fernwood Ltd.
1128.    Fish Creek Plaza, Ltd
1129.    Five (5) Mile Ltd
1130.    Fleetwood Village Apartments
1131.    Forest Park South Ltd
1132.    Fort Vancouver Terrace
1133.    Fox Run Associates Limited
1134.    Franklin Woods Ltd
1135.    Fremont Investment Company
1136.    G.V. II Limited Partnership
1137.    Garden Court Associates
1138.    Glenn Acres Associates
1139.    Goler Metropolitan Apartments
1140.    Goose Hollow Village Limited
1141.    Gotham Apartments, Ltd.
1142.    Grand Glaize Associates
1143.    Granite Properties Limited Partnership
1144.    Green Acres Apartments Limited
1145.    Green Village Associates
1146.    Greenbriar Manor, Ltd.
1147.    Greene Valley Associates
1148.    Greenfair Tower II
1149.    Greenfair-ABC California Corporation
1150.    Greenfair-Tower II Cal Ltd
1151.    Greensburg Associates, Ltd
1152.    Greenwood Acres
1153.    Greenwood Villa Apts Ltd
1154.    Hamlet Manor Limited Partnership
1155.    Hamlet Manor, Ltd.
1156.    Hampton Hills Associates
1157.    Harlan Associates Limited
1158.    Harold Apartment (Aprs) Associates
1159.    Hawthorne Plaza Associates
1160.    Haynes House Associates
1161.    Hi View Gardens Development Company
1162.    Hibben Ferry Recreation Inc.
1163.    Hilltop Apartments Phase I
1164.    Hilltop Apartments Phase II
1165.    Hinton House Associates
1166.    Holiday Acres Apts

1167.    Holiday Acres Associates
1168.    Holly Point Associates
1169.    Hugo Plaza Apartments Ltd.
1170.    Hyde Park Apts. (Apartments Limited)
1171.    Indian River Associates
1172.    International House Ltd
1173.    Ironman Housing Association
1174.    Jardines De Mayaguez Associates
1175.    Jenny Lind Hall
1176.    Kenosha Gardens Associates
1177.    Kenton Development Company
1178.    Kenton Village Associates
1179.    Kenton Village Ltd
1180.    Kenyon House Co
1181.    Kings Row Associates
1182.    Kingston Greene Associates Ltd
1183.    Kohler Gardens Apartments
1184.    Kona Plus Associates (Limited)
1185.    L.M. Associates
1186.    Lafayette Terrace Associates
1187.    Lake June Village II Ltd
1188.    Lake June Village Ltd
1189.    Lake Towers Associates
1190.    Lakehurst Apts I
1191.    Lakehurst II Ltd.
1192.    Landmark Apts (Apartment) Associates
1193.    Leeco Co
1194.    Lemay Village Ltd
1195.    Lincoln Village Oregon, Ltd
1196.    Linnaeus Hawthorne Associates1
1197.    Linnaeus Lexington Associates1
1198.    Lone Star Properties Limited
1199.    Long Beach/Wilmington Associates
1200.    Madison Park III Associates
1201.    Madison Park Properties Ltd
1202.    Madison Terrace Associates
1203.    Mallards of Wedgewood Limited
1204.    Mandarin Trace Apts Ltd
1205.    Manor Green Ltd
1206.    Marcella Manor Associates
1207.    Marinette Woods (Apartment) Apt Associates
1208.    Meadow Lane LP
1209.    MHO Partners Ltd
1210.    Midpark Development Company
1211.    Midtown Plaza Associates
1212.    Minneapolis Associates Limited Partnership
1213.    Morningside Housing Phase B

1214.    Mount Pleasant Associates Limited Partnership
1215.    New Wesley Highland Towers
1216.    Newark Ohio Townehouses Ltd
1217.    Nichols Townehomes Ltd
1218.    Normandy Group, Ltd.
1219.    North Omaha Homes
1220.    North Park Associates
1221.    North Washington Park Estates
1222.    Northern States Properties Ltd
1223.    Northwest Village Ltd.
1224.    Northwind Forest Ltd
1225.    Nova Associates Limited
1226.    O'Dea Investment Company
1227.    Oak Knoll (Apartments) Apts Ltd
1228.    Oak Woods Associates
1229.    One Linwood Associates Ltd.
1230.    Oxford Holding Corporation
1231.    P&R Investment Services
1232.    Pacific Coast Plaza
1233.    Palace Apartments
1234.    Palisades Apartments LTD
1235.    Park Manor, Oregon, Ltd.
1236.    Parkview Associates
1237.    Parkview Development Co.
1238.    Penview Associates
1239.    Phillips Village Associates
1240.    Pine Haven Apartments, Ltd
1241.    Pine Tree Apartments, Ltd.
1242.    Pinetree Associates
1243.    Pinewood Ltd.
1244.    Piney Branch Associates
1245.    Plains Village Ltd.
1246.    Pleasanton Greens Investment Co.
1247.    Plumly Townhomes Ltd
1248.    Point Village Associates
1249.    Portage Associates Limited Partnership
1250.    Prairie Village Associates
1251.    Preston Drive Ltd Partnership
1252.    Pullman Wheelworks Assoc I
1253.    Queensgate II Associates
1254.    Quincy Manor Associates
1255.    Ravensworth Associates
1256.    RH Associates
1257.    Richton Park Investment
1258.    Richton Square Elderly, Ltd.
1259.    Richton Square, Phase IV, Ltd.
1260.    River Crossing Apartments, Ltd.

1261.    River Oaks Associates
1262.    Riverfront Associates Ltd
1263.    Rochester Avenue Associates
1264.    Rockledge Associates
1265.    Rockville Associates, Ltd.
1266.    Rowland Heights Apartments
1267.    Rowland Heights II Ltd
1268.    Rowland Heights Liquidating Trust
1269.    Royal De Leon Apartments, Ltd.
1270.    Royal Shore Associates
1271.    Running Brooke II Associates
1272.    Sagewood Manor Associates1
1273.    Saginaw Village Oregon, Ltd.
1274.    Salem Manor Oregon Ltd
1275.    Scott Manor Apartments
1276.    Seattle Rochester Avenue Associates
1277.    Second Springhill Lake Limited Partnership
1278.    Security House, Ltd.
1279.    Security Properties FHA
1280.    Shadowood Apartments
1281.    Silverwood Village Apartments
1282.    Smith House Associates
1283.    South Arsenal Neighborhood Associates
1284.    South Shore Village Leased
1285.    Southside Village Apts. Liquidating Trust
1286.    Southwest Parkway Holdings, Inc.
1287.    SP Bolingbrook Associates
1288.    SP Buckeye Properties
1289.    SP Columbia Limited
1290.    SP Diversified 1980
1291.    SP Diversified Properties -I
1292.    SP/Hotel Associates, Ltd.
1293.    SP Illinois Partnership Ltd.
1294.    SP Jayhawk Properties
1295.    SP Mid Term Income Fund, Ltd.
1296.    SP Pine Hills Properties
1297.    SP Properties I
1298.    SPI Hartford Associates
1299.    SPI Willoughby Avenue
1300.    Springdale West
1301.    Springdale West II California Ltd
1302.    Spruce Hill Apartments, Ltd.
1303.    Steeplechase (Ailken) Ltd.
1304.    Stewartown Associates Ltd.
1305.    Stonegate Park Apartments, Ltd
1306.    Stuyvesant Limited Dividend

1307.    Summit Square Associates
1308.    Sun Terrace Associates
1309.    Suncrest Village
1310.    Sunrise Gardens
1311.    Sunset Capital Apartments Liquidating Trust
1312.    Sunset Silver Bow Apts
1313.    Sunset Village Apartments Ltd
1314.    Swan Creek Associates Liquidating Trust
1315.    Table Mesa Joint Venture
1316.    Tanara Villa Associates I Liquidating Trust
1317.    Tandem Properties
1318.    TERRA II Ltd.
1319.    Terrace Investors Ltd.
1320.    The Advance Fund, Ltd.
1321.    The New Fairways, L.P.
1322.    The Tinley Company
1323.    The Villa Limited Partnership
1324.    The Woods Associates
1325.    Three Fountains Limited
1326.    Three Winthrop Properties, L.P.
1327.    Tower of David
1328.    Town & Country Club Apartments LP
1329.    Town One, Phase I
1330.    Town One, Phase II
1331.    Trail Ridge Apartments, Ltd.
1332.    Treeline Associates
1333.    Tri-State Ltd
1334.    Uptown Village Ltd
1335.    Urbana Village
1336.    Valley Associates
1337.    Victoria Arms Apts
1338.    Victorian Associates Limited
1339.    Villa Del Norte Associates
1340.    Villa Del Norte II Associates
1341.    Village East Towers Limited
1342.    Village South Associates
1343.    Virginia Apartments Limited
1344.    Vivendas Associates
1345.    W.T. Limited Partnership
1346.    Walnut Towers Development Liquidating Trust
1347.    Walton-Perry Ltd.
1348.    Warden Associates, A Limited Partnership
1349.    Warwick Terrace Company Liquidating Trust
1350.    Washington Plaza, Oreg., Ltd.
1351.    Watergate II Apartments Ltd.
1352.    Watergate II Associates
1353.    Waterman Crossing Associates, L.P.

1354.    Wedgewood Club Estates Limited
1355.    Wedgewood Golf Associates
1356.    Wesley Madison Towers Ltd.
1357.    West Alameda Apartments
1358.    West Virginian Manor Associates
1359.    Western Hills, Assoc. LLC
1360.    Westgate (Spartanburg) Ltd
1361.    Westgate Apartments
1362.    Westlake Terrace Associates
1363.    Westminster Commons Associates
1364.    Westminster Properties Ltd.
1365.    Westview-Youngstown Ltd
1366.    Westwick Apartments, Ltd.
1367.    Westwick II Ltd
1368.    Westwood Terrace Associates
1369.    Willow Park Associates, L.P.
1370.    Willows Associates Limited
1371.    Win-Wood Village, Ltd.
1372.    Winding Brook Associates
1373.    Winhaven Associates
1374.    Winslowe Apts Ltd
1375.    Winthrop Properties, L.P.
1376.    WoodCrest Apartments, Ltd.
1377.    Woodlake Associates, a Limited Partnership
1378.    Woodsong  I
1379.    Woodsong  II
1380.    Woodsong  Limited Partnership
1381.    Woodsvilla Associates
1382.    WRC -87A Corp.
1383.    51 North High Street L.P.
1384.    62nd Street Ltd Partnership
1385.    107-145 West 135th Street Associates Ltd Partnership
1386.    630 East Lincoln Avenue Associates Ltd Partnership
1387.    Abbott Associates Ltd Partnership
1388.    Academy Gardens Associates LP
1389.    Adirondack Apartments Saranac Associates LP
1390.    AIMCO Casa Anita, L.P.
1391.    AIMCO Cedar Creek, L.P.
1392.    AIMCO Cobble Creek, L.P.
1393.    AIMCO Rio Cancion, L.P.
1394.    AIMCO San Marina, L.P.
1395.    AIMCO Sundown, L.P.
1396.    AIMCO Terrace Royale, L.L.C.
1397.    AIMCO Tustin, L.P.
1398.    AIP 6 GP, L.P.

1399.    AIP III GP Limited Partnership
1400.    AIP IV Factory GP, LLC
1401.    Algonquin Tower Ltd Partnership
1402.    All Hallows Associates
1403.    Allentown Towne House Ltd Partnership
1404.    Anglers Manor Associates LP
1405.    Angeles Eastgate Joint Venture
1406.    Angeles Income Properties II GP LP
1407.    Angeles Income Properties IV GP LP
1408.    Angeles Income Properties Ltd 6 GP LP
1409.    Angeles Opportunity Properties Ltd GP LP
1410.    Angeles Park Communities GP LP
1411.    Angeles Partners X GP Limited Partnership
1412.    Angeles Partners XII GP LP
1413.    Anton Square Ltd
1414.    ARC II/AREMCO Partners
1415.    Antioch Apartments Ltd
1416.    AP XI Fox Run GP, LLC
1417.    AP XII Associates Limited Partnership
1418.    AP XII GP, LP
1419.    Apartment Associates, Ltd.
1420.    Apartment LDG 17, LLC
1421.    Arvada House Ltd Partnership
1422.    Ashley Woods LLC
1423.    Aspen Ridge Associates, Ltd.
1424.    Aspen Stratford Apartments Company B
1425.    Aspen Stratford Apartments Company C
1426.    Athens Arms Associates
1427.    Audobon Park Associates
1428.    Aurora/GHI Associates
1429.    Baisley Park Associates LP
1430.    Baldwin Towers Associates
1431.    Baldwin Oaks Elderly Ltd
1432.    Basswood Manor Ltd Partnership
1433.    Bayview Hunters Point Apartments
1434.    Baywood Partners. Ltd
1435.    Baywood Apts. Ltd
1436.    Beautiful Village Associates LP Redevelopment Company
1437.    Beaux Gardens Associates, LTD.
1438.    Bellmire LP
1439.    Benjamin Banneker Plaza Associates
1440.    Bennington Square Associates, L.P.
1441.    Bensalem Gardens Associates Ltd
1442.    Bensalem Gardens Associates Ltd Partnership
1443.    Benton Square Partnership
1444.    Berkley Ltd Partnership
1445.    Beverly Apartments Assoc., LP

1446.    Bexley House GP, L.L.C.
1447.    Bexley House, LP
1448.    Big Walnut, L.P.
1449.    Biscayne Apartments Associates, Ltd.
1450.    Blakewood Properties Assoc.
1451.    Blakewood Apartments Associates
1452.    Bloomsburg Elderly Associates
1453.    Branchwood Towers Ltd Partnership
1454.    Briar Bay Apartments Associates, Ltd.
1455.    Briarwood Apartments
1456.    Brighton Crest LP
1457.    Brighton GP, L.L.C.
1458.    Brightwood Ltd Partnership
1459.    Brightwood Manor Associates
1460.    Brinton Towers Associates
1461.    Brinton Manor No. 1 Associates
1462.    Brittany Point AP VIII LP
1463.    Brittany Point GP LP
1464.    Broadmoor Apt. Assoc.
1465.    Brookside Apartments Associates
1466.    Brookview Apartments Co Ltd
1467.    Brunswick Village Limited Partnership
1468.    Buckingham Hall Associates Ltd Partnership
1469.    Buena Vista Apartments Ltd
1470.    Buena Vista Rehabilitation Associates, LTD.
1471.    Buffalo Village Associates
1472.    Burnt Oaks Ltd
1473.    California Square Ltd Partnership
1474.    California Square II Ltd Partnership
1475.    Calmark/Fort Collins, Ltd.
1476.    Calmark Investors, a California Limited Partnership
1477.    Calmark MRA Limited Partnership
1478.    Calmark Heritage Park II, Limited Partnership
1479.    Calvert City LP
1480.    Calverton Associates Limited Partnership
1481.    Cambridge Heights Apartments Ltd
1482.    Campbell Heights Associates Ltd Partnership
1483.    Canterbury Gardens Associates Ltd Partnership
1484.    Capital Park Limited Partnership
1485.    Cardinal Woods Apts. Ltd
1486.    Caroline Associates I Ltd Partnership
1487.    Caroline Arms Limited Partnership
1488.    Carriage AP X Ltd
1489.    Carter Associates Ltd Partnership
1490.    CC Office Associates
1491.    CCP V/Aspen Ridge GP, LLC
1492.    CCP/IV Nob Hill GP, LLC

1493.    CCP/IV Residential GP, LLC
1494.    CCP/IV Apartments GP, LLC
1495.    CCP/IV Citadel GP, LLC
1496.    CCP/IV Associates Ltd.
1497.    Cedar Creek Partners, Ltd.
1498.    Cedar Tree, L.L.C.
1499.    Center Square Associates
1500.    Centinella GP LP
1501.    Central Woodlawn LP
1502.    Central Village Associates Ltd Partnership
1503.    Central Court LP
1504.    Century Lakeside Place, L.P.
1505.    Chapel Housing Ltd Partnership
1506.    Cheek Road Ltd Partnership
1507.    Chesterfield Housing Associates
1508.    Cheyenne Woods LLC
1509.    Cheyenne Woods United Investors LP
1510.    Cheyenne Woods GP LP
1511.    Cheyenne Village Apartments Ltd Partnership
1512.    Chimney Ridge, LP
1513.    Christopher Court Housing Company Ltd Partnership
1514.    Churchview Gardens Ltd Partnership
1515.    Citrus Park Associates Ltd
1516.    Civic Tower Associates, LTD.
1517.    Clay Courts Associates Ltd Partnership
1518.    Clinton Manor, L.P.
1519.    Clover Ridge East Ltd Partnership
1520.    Club Apartments Associates
1521.    Cobble Creek, LLC
1522.    College Park Associates
1523.    College Heights Ltd Partnership
1524.    College Park Associates Ltd Partnership
1525.    Colonial Terrace I Associates
1526.    Colonial Terrace II Associates
1527.    Colony of Springdale Associates, Ltd.
1528.    Colony Apartments Company Ltd
1529.    Columbus Court LP
1530.    Columbus Square Associates I Ltd Partnership
1531.    Columbus Square Associates II Ltd Partnership
1532.    Community Developers Of High Point Ltd Partnership
1533.    Community Circle II Ltd
1534.    Community Developers Of Princeville Ltd Partnership
1535.    ConCap Metro Centre Associates, Ltd.
1536.    ConCap Village Green Associates, Ltd.
1537.    ConCap River's Edge Associates, Ltd.
1538.    ConCap Citadel Associates, Ltd.
1539.    ConCap Stratford Place Associates, Ltd.

1540.    Concord Houses Associates
1541.    Congress Park Associates Ltd Partnership
1542.    Congress Park Associates II Ltd Partnership
1543.    Cooper's Pointe CPGF 22, LP
1544.    Copper Mill CPGF 22, LP
1545.    Copperwood II Ltd Partnership
1546.    Copperwood Ltd Partnership
1547.    Coral Palm Plaza Joint Venture
1548.    Corinth Square Assocs.
1549.    Cottonwood Apartments
1550.    Country Villa Associates
1551.    Countrybrook Associates
1552.    Court Street Plaza Ltd
1553.    Covington Pike Associates
1554.    CPF Misty Woods GP, L.L.C.
1555.    CPF 16 Woods of Inverness, LLC
1556.    CPGF 22 Hampton Greens, L.L.C.
1557.    CPGF 22 Hampton Greens GP, L.L.C.
1558.    CPGF 22 Cooper's Pointe GP, L.L.C.
1559.    CPGF 22 Copper Mill GP, L.L.C.
1560.    CPGF 22 Four Winds GP, L.L.C.
1561.    CPGF 22 Wood Creek GP, L.L.C.
1562.    CPGF 22 Plantation Creek GP, L.L.C.
1563.    CPGF 22 Stoney Creek GP, L.L.C.
1564.    Crosland Housing Associates
1565.    Cumberland Court Associates
1566.    Cutler Canal Associates, Ltd.
1567.    Cutler Canal II Associates, Ltd.
1568.    Cutler Canal III Associates, Ltd.
1569.    Daniel Lake Apts. Ltd
1570.    Darby Townhouses Associates
1571.    Darbytown Development Associates LP
1572.    Davidson IRE Assocs. LP
1573.    Davidson IRE GP LP
1574.    Dawson Springs Ltd.
1575.    Decatur Meadows Housing Partners Ltd
1576.    Deerfield Apartments, L.L.C.
1577.    Deerfield Beach Associates, LTD.
1578.    Delcar-S Ltd
1579.    Delcar T Ltd Partnership
1580.    Desoto Estates, LP
1581.    DGP, GP, L.P.
1582.    Diakonia Associates
1583.    Dip Limited Partnership
1584.    Dip Limited Partnership II
1585.    Dip Limited Partnership III
1586.    Diversified Equities, L.P.

1587.    Dixie Apartments Associates, LTD.
1588.    Downing Apartments
1589.    Druid Hills Apartments, LP
1590.    Duke Manor Associates
1591.    Duquesne Associates No.
1592.    East Hampton Ltd Partnership
1593.    Eastcourt Village Partners
1594.    Easton Terrace II Associates Ltd Partnership
1595.    Easton Terrace I Associates Ltd Partnership
1596.    Eastridge Apartments
1597.    Edgewood II Associates
1598.    Edmond Estates Limited Partnership
1599.    Elden Limited Partnership
1600.    Elderly Housing Associates Ltd Partnership
1601.    Emory Grove Limited Partnership.
1602.    Esbro Limited Partnership
1603.    Eustis Apartments Ltd
1604.    Factory Merchants AIP IV LP
1605.    Fairburn & Gordon Associates Phase II
1606.    Fairburn & Gordon Associates Phase I
1607.    Fairmeadows Limited Partnership
1608.    Fairmont #2 Ltd Partnership
1609.    Fairmont #1 Ltd Partnership
1610.    Fairview Homes Associates
1611.    Fairview Gardens LP
1612.    Fairwood Associates
1613.    Federal Square Village Ltd Partnership
1614.    Fernando Associates, LTD.
1615.    Ferncliff Limited Partnership
1616.    Field Associates
1617.    Fifth Springhill Lake Limited Partnership
1618.    Fifty-One North High Street LP
1619.    First Springhill Lake Limited Partnership
1620.    Flatbush Nsa Associates Ltd Partnership
1621.    Foothill Chimney Assocs. LP
1622.    Forest Apartments Associates
1623.    Forest Green Limited Partnership
1624.    Forrester Gardens Ltd
1625.    Forst Park Elderly Associates Ltd Partnership
1626.    Fort Collins Co. Ltd
1627.    Fort Carson Associates Ltd Partnership
1628.    Four Winds CPGF 22, LP
1629.    Four Quarters Habitat Apts. Assocs.
1630.    Fourth Springhill Lake Limited Partnership
1631.    Fox Run AP XI LP
1632.    Fox Run AP XI GP, LP
1633.    Foxfire Apts. V LP

1634.    Foxwood II-REO, L.P.
1635.    Franklin Park Ltd Partnership
1636.    Franklin Chandler Associates
1637.    Franklin Square School Associates Ltd Partnership
1638.    Freeman Equities, L.P.
1639.    Friendset Housing Co Ltd Partnership
1640.    Friendship Court, LP
1641.    Frio Housing Ltd Partnership
1642.    Galion Limited Partnership
1643.    Garfield Hill Associates Ltd Partnership
1644.    Gate Manor Apartments Ltd
1645.    Gates Mills I Limited Partnership
1646.    Gateway Village Associates
1647.    Genesee Gardens Associates Ltd Partnership
1648.    GHI II Big River Associates
1649.    GHI Associates
1650.    Gladys Hampton Homes Associates Ltd Partnership
1651.    Glendale Terrace LP
1652.    Golden II
1653.    Golden Apartments I
1654.    Governor's Park Apt. VII LP
1655.    Governors Associates, L.P.
1656.    Granada AIP 6 Ltd
1657.    Grandview Apartments
1658.    Great Southwest GP, L.L.C.
1659.    Great Southwest Industrial, L.P.
1660.    Greater Richmond Community Development Corp. #2 & Associates
1661.    Greater Mt. Calvary Terrace Ltd
1662.    Greater Richmond Community Development Corp. #1 & Associates
1663.    Green Mountain Manor Ltd Partnership
1664.    Greenfield Apartments Ltd Partnership
1665.    Greenfield North Apartments Ltd Partnership
1666.    Greenville Arms, LP
1667.    Griffith Limited Partnership
1668.    Grove Park Villas, Ltd
1669.    Growth Hotel Investors Combined Fund #12
1670.    Gulf Coast Holdings Ltd
1671.    Gulfport Apts. Ltd.
1672.    Gulfway Limited Partnership
1673.    GW Carver Ltd
1674.    Haili Associates
1675.    Haines Associates Ltd Partnership
1676.    Hainlin Mills Apt. Assoc., Ltd.
1677.    Halls Mill Ltd.
1678.    Hampton Greens CPGF 22, LP
1679.    Hampton/GHI Associates No. 12
1680.    Hampton/GHI Associates No. 22

1681.    Harbor Court Associates, LTD.
1682.    Harold House Limited Partnership
1683.    Harris Park Ltd Partnership
1684.    Hatillo Housing Associates
1685.    Hattiesburg Ltd.
1686.    Heights Associates Ltd Partnership
1687.    Hemingway Housing Associates Ltd Partnership
1688.    Hickory Ridge Associates Ltd
1689.    Hickory Heights Apartments, LP
1690.    Highlands Village II Ltd
1691.    Hillcrest Green Apartments Ltd
1692.    Hillside Village Associates
1693.    Hilltop Apartments Associates
1694.    Hilltop Limited Partnership
1695.    Hollows Associates Ltd Partnership
1696.    Holly Court, LP
1697.    Hollywood Gardens
1698.    Homestead Apartments Associates, Ltd.
1699.    Homestead Apartments Associates II, Ltd.
1700.    Homestead III Associates, Ltd.
1701.    Hospitality Inns Pensacola, Ltd. II
1702.    Hospitality Inns Jacksonville Ltd II
1703.    Hospitality Inns Pensacola, Ltd.
1704.    Housing Assistance Of Mt. Dora Ltd
1705.    Housing Assistance Sebring Ltd
1706.    Housing Assistance Of Vero Beach Ltd
1707.    Housing Assistance Of Orange City Ltd
1708.    Houston Pines Ltd
1709.    Houston Aristocrat Apartments Ltd Partnership
1710.    HRH Properties, Ltd.
1711.    Hudson Terrace Associates Ltd Partnership
1712.    Hunt Club Associates, L. P.
1713.    Hunter's Glen (Phase I) AP XII LP
1714.    Hunter's Glen AP XII LP
1715.    Hurbell II Limited Partnership
1716.    Hurbell III Ltd Partnership
1717.    Hurbell IV Limited Partnership
1718.    Hurbell I Limited Partnership
1719.    IDA Tower
1720.    Indian Valley III Limited Partnership
1721.    Indian Valley I Limited Partnership
1722.    Indian Valley II Limited Partnership
1723.    Ingram Square Apartments Ltd
1724.    Insignia Jacques Miller, L.P.
1725.    International Plaza Associates, LTD
1726.    Intown West Associates Ltd Partnership
1727.    Jamestown Village Associates

1728.    Jersey Park Associates Ltd Partnership
1729.    JFK Associates
1730.    Johnson Court LP
1731.    Johnston Square Associates Ltd Partnership
1732.    JVL 19 Associates Ltd Partnership Verified
1733.    JVL Limited Partnership
1734.    JVL Sixteen Limited Partnership
1735.    JVL 18 Associates Ltd Partnership Verified
1736.    Kalmia Apts. LP
1737.    Kapuna Associates
1738.    Kemar Townhouses Associates
1739.    Kendall Court Associates, Ltd.
1740.    Kennedy Boulevard II GP, LLC
1741.    Kennedy Boulevard III GP, LLC
1742.    Kennedy Boulevard Associates
1743.    Kennedy Boulevard I GP, LLC
1744.    Kennedy Homes Limited Partnership
1745.    Kenneth Court LP
1746.    Kenneth Arms
1747.    Kimberly Associates Limited Partnership
1748.    Kimberton Apartments Associates Limited Partnership
1749.    Kinard LP
1750.    King Bell Associates
1751.    Knollcrest Apartments Ltd Partnership
1752.    Koolau Housing Associates
1753.    La Colina Partners, Ltd.
1754.    La Colina Ranch Apartments Ltd.
1755.    La Salle Apartments
1756.    La Vista Associates
1757.    La Fontenay LP
1758.    Lafayette Manor Associates Ltd Partnership
1759.    Lafayette Towne Family Ltd Partnership
1760.    Lafayette Square Associates
1761.    Lafayette Towne Elderly Ltd Partnership
1762.    Laing Village Ltd Partnership
1763.    Lake Avenue Associates
1764.    Lake Avenue Offices Ltd
1765.    Lake Forest Apartments
1766.    Lake Wales Villas Ltd
1767.    Lake Meadows GP, LLC
1768.    Lakeshore LP
1769.    Lakeside Villa Associates, Ltd.
1770.    Lakeview Arms Associates Lts Partnership
1771.    Lakeview Villas Ltd
1772.    Lakewood AOPL LP
1773.    Landau Apartments Company, LP
1774.    Landings CPF 16, L.P.

1775.    La Fontenay LLC
1776.    Las Americas Housing Associates
1777.    Lassen Associates
1778.    Lauderdale Lakes Associates, Ltd.
1779.    Laurel Gardens, a Partnership In Commendam
1780.    Laurens Villas, LP
1781.    Lazy Hollow Partners (a general partnership)
1782.    Le Mans Apartments LP
1783.    Lee Hy Manor Associates Ltd Partnership
1784.    Lewisburg Associates
1785.    Lincmar Associates
1786.    Lincoln Park Associates
1787.    Linden Court Associates Ltd Partnership
1788.    Lock Haven Gardens Associates
1789.    Lock Haven Elderly Associates
1790.    Long Meadow Apartments, LP
1791.    Loring Towers Associates
1792.    Loring Towers Apartments Limited Partnership
1793.    Loudoun House Ltd Partnership
1794.    Louisbourg Elderly Associates
1795.    Ludlam Gardens Apartments, LTD.
1796.    M&P Development Co.
1797.    Madison Apts. Assocs.
1798.    Madisonville, Ltd.
1799.    Manzanita Arms
1800.    Maple Park West Ltd Partnership
1801.    Maple Hill Associates
1802.    Mayfair Manor Limited Partnership
1803.    MBRF Hunt Club GP, LLC
1804.    McColl Housing Associates
1805.    Meadow Wood Associates General Partnership
1806.    Meadowgreen Associates, LTD
1807.    Meadowood Townhouses III Limited Partnership
1808.    Meadowood Townhouses I Limited Partnership
1809.    Meadows IV Ltd.
1810.    Meadows II Ltd
1811.    Meadows Apartments Limited Partnership
1812.    Meadows East Apartments Limited Partnership
1813.    Menlo Limited Partnership
1814.    Merced Commons
1815.    Merced Commons II
1816.    Merrifields Associates
1817.    Mesa Dunes MHP LP
1818.    Miami Elderly Associates Ltd Partnership
1819.    Miami Court Associates, LTD
1820.    Mid States Industrial Complex Ltd
1821.    Midtown Plaza Associates, Ltd.

1822.    Mill Street Associates Ltd Partnership
1823.    Miller Village (Eastline Associates)
1824.    Milliken Apartments Company
1825.    Minneapolis Business Park JV
1826.    Miramar Housing Associates Ltd Partnership
1827.    Misty Woods CPF 19, LP
1828.    Monaco Arms Associates II Ltd
1829.    Monaco Arms Associates I
1830.    Monmouth Associates Ltd Partnership
1831.    Montblanc Gardens Apartments Associates
1832.    Montblanc Housing Associates
1833.    Montgomery Partners, Ltd.
1834.    Monument Street Ltd Partnership
1835.    Moral Gardens Associates
1836.    Morrisania Towers Housing Company Ltd Partnership
1837.    Moss Gardens Ltd, a Partnership in Commendam
1838.    MRR Ltd Partnership
1839.    Murphy Blair Associates III Associates Ltd Partnership
1840.    Muske Ltd Partnership
1841.    Natchez Ltd
1842.    Natick Associates
1843.    National Housing Partnership Realty Fund I
1844.    National Housing Partnership Realty Fund III
1845.    National Housing Partnership Realty Fund IV
1846.    National Housing Partnership Realty Fund Two
1847.    Neighborhoods of The Universities Lock Street Apartments Company
1848.    New Vistas Apartments Associates Phase II
1849.    New Fairways LP
1850.    New Hidden Acres, LP
1851.    New Horizons Associates, LTD.
1852.    New Lake Meadows LP
1853.    New Shelter V LP
1854.    New Timber Ridge GP, L.P.
1855.    New Timber Ridge, L.P.
1856.    New Snowden Village I LP
1857.    New Vistas Apartments Ltd Partnership
1858.    New West 111th Street Housing Company Ltd Partnership
1859.    New West 111th Street Two Associates Ltd Partnership
1860.    Newberry Arms, LP
1861.    Newton Hill Limited Partnership
1862.    NHP Carriage Associates LP
1863.    NHP Bayberry Associates LP
1864.    NHP Center Associates LP
1865.    NHP Chapparal Associates LP
1866.    NHP Coach Associates LP
1867.    NHP Cornerstone Associates, LP
1868.    NHP Country Club Woods Associates LP

1869.    NHP Dove Associates, LP
1870.    NHP Elk Associates, LP
1871.    NHP Forest II Associates, LP
1872.    NHP Forest IV Associates, LP
1873.    NHP Gates of Arlington Associates LP
1874.    NHP Green Associates LP
1875.    NHP Greenbriar Associates LP
1876.    NHP Heather I Associates LP
1877.    NHP Heather II Associates, LP
1878.    NHP Hessian Hills Associates LP
1879.    NHP High River Associates LP
1880.    NHP Joint Ventures, Inc.
1881.    NHP Lane Associates LP
1882.    NHP Laurel III  LP
1883.    NHP Longfellow Associates, LP
1884.    NHP Mattapony, LP
1885.    NHP Midland Associates LP
1886.    NHP Mill Creek Associates LP
1887.    NHP Oak Associates LP
1888.    NHP Paradise Bay Associates, LP
1889.    NHP Park Associates LP
1890.    NHP Parkview Associates LP
1891.    NHP Pembroke Associates LP
1892.    NHP Pine Creek Manor Associates, LP
1893.    NHP Port Richey Associates LP
1894.    NHP Regal Associates LP
1895.    NHP Spring Lake Manor Associates LP
1896.    NHP Summer Associates LP
1897.    NHP Summit Associates LP
1898.    NHP Sunridge Associates LP
1899.    NHP Three Chopt West Associates LP
1900.    NHP Timberview Associates LP
1901.    NHP Town & Country/Country Place, LP
1902.    NHP Townhouse Associates LP
1903.    NHP Twin Associates LP
1904.    NHP Twin Gates East Associates LP
1905.    NHP Villa Associates LP
1906.    NHP Will-O-Wisp Arms Associates LP
1907.    NHP Woodcreek Associates LP
1908.    Ninth Springhill Lake Limited Partnership
1909.    Nob Hill Villa Apts. Assocs. LP
1910.    North River Village III
1911.    North Lake Terrace Associates Ltd Partnership
1912.    North Washington Park Partnership
1913.    North River Village III GP LP
1914.    North Coast/Syracuse LP
1915.    Northbrook Partners, Ltd.

1916.    Northbrook Apts. Ltd
1917.    Northgate Village Limited Partnership
1918.    Northwest Terrace Associates Ltd Partnership
1919.    Oak West Ltd Partnership
1920.    Oak Run LLC
1921.    Oak Hill Apartment Associates
1922.    Oak Hollow South Associates
1923.    Oakland City West End Associates Ltd
1924.    Oakland Village Townhouse Associates Ltd Partnership
1925.    Oakland Company, LP
1926.    Oakwood Limited Partnership
1927.    Ocala Place Ltd
1928.    One West Conway Associates Ltd Partnership
1929.    Opa Locka Associates, LTD.
1930.    Orange Village Associates
1931.    Orange City Villas II Ltd
1932.    Orangeburg Manor
1933.    Orchard Park Joint Venture
1934.    Orchard Mews Associates Ltd Partnership
1935.    Orchard Park Apartments, L.P.
1936.    Outlets GP, L.L.C.
1937.    Outlets Mall LP
1938.    Overbrook Park Ltd
1939.    Overlook Apartments Associates Ltd
1940.    Oxford Apartments Ltd
1941.    Oxford Place Associates
1942.    Oxford Oaks Investors Ltd Partnership
1943.    P W VI Associates Ltd Partnership
1944.    P W III Associates Ltd Partnership
1945.    P W IV Associates Ltd Partnership
1946.    P W V Associates Ltd Partnership
1947.    Palm Lake Associates, LTD.
1948.    Palm Beach Apartments, L.P.
1949.    Palm House Ltd Partnership
1950.    Palmer Square Apartments Associates
1951.    Park Avenue West I Limited Partnership
1952.    Park Avenue West II Limited Partnership
1953.    Park Creek Ltd Partnership
1954.    Parkview Arms Associates I Ltd Partnership
1955.    Parkview Arms Associates II Ltd Partnership
1956.    Parkview Apartments Ltd Partnership
1957.    Parkview Associates Ltd Partnership Verified
1958.    Parkways Associates Ltd Partnership
1959.    Patman Switch Associates
1960.    Pavilion Associates
1961.    Pelham Place GP Limited Partnership
1962.    Pelham Place L.P.

1963.    Pendleton Riverside Apartments Oregon Ltd
1964.    Penn Hall Associates Ltd Partnership
1965.    Peppertree Village Of Avon Park Ltd
1966.    Pershing Waterman Phase I Ltd Partnership
1967.    Pickwick Place AP XII, LP
1968.    PineHaven Villas Apartments LP
1969.    Pinehurst, Ltd.
1970.    Pittsfield Neighborhood Associates
1971.    Place One Ltd Partnership
1972.    Plainview Apartments, LP
1973.    Plantation Creek CPGF 22, LP
1974.    Pleasant Valley Apartments Ltd Partnership
1975.    Point West Associates Limited Partnership
1976.    Point James Apts., LP
1977.    Polynesian Apartments Associates, LTD.
1978.    Poplar Square GP LP
1979.    Poplar Square AIP III LP
1980.    Portland Plaza Ltd Partnership
1981.    Portner Place Associates Ltd Partnership
1982.    Post Ridge Associates, Ltd.
1983.    Post Street Associates Ltd Partnership
1984.    Pride Gardens
1985.    Prince Street Towers Ltd Partnership
1986.    Pueblo Ltd Partnership
1987.    Quail Run IV GP LP
1988.    Quail Woods Developers
1989.    Quail Run IV LP
1990.    Queenstown Apartments Ltd Partnership
1991.    Quint Properties
1992.    Ramblewood LP
1993.    Rancho Townhouse Associates
1994.    Rancho Arms
1995.    Raymonia Apts. LP
1996.    Real Estate Venture Fund III Limited Partnership
1997.    Red River Estates, LP
1998.    Registry Square Ltd Partnership
1999.    Richlieu Associates
2000.    River Woods Associates Ltd Partnership
2001.    Rivercreek  Apartments Limited Partnership
2002.    Rivercrest Apartments LP
2003.    Riverfront Apartments Ltd Partnership
2004.    Riverview II Associates Ltd Partnership
2005.    Riverwalk Associates LP
2006.    Rockwell Limited Partnership
2007.    Rodeo Drive Limited Partnership
2008.    Rolling Meadows Of Ada Ltd
2009.    Roosevelt Gardens II

2010.    Roosevelt Gardens LP
2011.    Royal Coast Apt. Assoc., Ltd.
2012.    Royal Towers Limited Partnership
2013.    Ruffin Road Associates Ltd Partnership
2014.    Ruscombe Gardens Ltd Partnership
2015.    Russ Allen Plaza Associates, LTD
2016.    Rutherford Park Townhouses Associates
2017.    Sabal Palm Associates, Ltd.
2018.    Saint George Villas Ltd Partnership
2019.    Salem GP, L.L.C.
2020.    Salem Court House LP
2021.    Salem Arms of Augusta LP
2022.    San Juan Apartments
2023.    San Juan del Centro Limited Partnership
2024.    San Jose Limited Partnership
2025.    Sandy Springs Associates Ltd
2026.    Seagrape Village Associates, LTD.
2027.    Sencit Selinsgrove Associates
2028.    Sencit Towne House LP
2029.    Sencit New York Avenue Associates
2030.    Sencit Kelly Township Associates
2031.    Sencit Lebanon Company
2032.    Sencit Jacksonville Company, Ltd
2033.    Serramonte Plaza, a California Limited Partnership
2034.    Serramonte Plaza, a California Limited Partnership
2035.    Seventh Springhill Lake Limited Partnership
2036.    Shannon Manor
2037.    Shelter V GP SC LP
2038.    Shelter IV GP LP
2039.    Shelter I GP LP
2040.    Shelter III GP LP
2041.    Shelter V GP LP
2042.    Shelter VII GP LP
2043.    Sherman Terrace Associates
2044.    Shoreview Apartments
2045.    Silver Blue Lake Apartments, LTD.
2046.    Site 10 Community Alliance Associates Ltd Partnership
2047.    Sixth Springhill Lake Limited Partnership
2048.    Sleepy Hollow Apartments Ltd Partnership
2049.    Snap IV Ltd Partnership
2050.    SNI Development Company Ltd Partnership
2051.    Snowden GP, L.L.C.
2052.    South Port CCP/IV, L.L.C.
2053.    South Port Apartments, A California Limited Partnership
2054.    South Mountain Terrace Ltd

2055.    South Dade Apartments, LTD.
2056.    South Hiawassee Village Ltd
2057.    Southmont Apartments
2058.    Southridge Apartments Limited Partnership
2059.    Southward Limited Partnership
2060.    Spring Meadow Limited Partnership
2061.    Spruce Ltd Partnership
2062.    St. Nicholas Associates Ltd Partnership
2063.    Stafford Apartments Ltd Partnership
2064.    Stanbridge LP (Lakeshore I)
2065.    Star Creek Assoc., Ltd.
2066.    Star Creek II Assoc., Ltd.
2067.    Staunton Heights LP (Lakeshore III)
2068.    Sterling Crest Joint Venture
2069.    Stock Island Ltd Partnership
2070.    Stone Ridge LLC
2071.    Stoney Creek CPGF 22, LP
2072.    Stoney Greens, LLC
2073.    Stoneybrook Apartments Associates
2074.    Storey Manor Associates Ltd Partnership
2075.    Strawbridge Square Associates Ltd Partnership
2076.    Sturbrook Investors, Ltd.
2077.    Summersong Townhouse Ltd Partnership
2078.    Summerwalk NPI III, L.P.
2079.    Sunrise Associates Ltd Partnership
2080.    Sunset Plaza Apartments
2081.    Susquehanna View LP
2082.    Sutton Place CCP V, LP
2083.    Swift Creek Apts. of Hartsville, LP
2084.    T.M. Alexander Associates, LTD.
2085.    Tamarac Pines II Ltd Partnership
2086.    Tamarac Pines Ltd Partnership
2087.    Taunton II Associates
2088.    Taunton Green Associates
2089.    Teal Pointe Assoc., Ltd.
2090.    The Glens LP
2091.    The Meadows Apartments
2092.    The Rogers Park Partnership
2093.    The Trails GP Limited Partnership
2094.    The Trails, LP
2095.    Third Springhill Lake Limited Partnership
2096.    Tiffany Rehab Associates Ltd Partnership
2097.    Timberhill Associates LP
2098.    Timberlake Apartments Ltd Partnership
2099.    Timberwoods Associates, LP
2100.    Timuquana Park Associates
2101.    Tinker Creek Limited Partnership

2102.    Tompkins Terrace Associates
2103.    Town North, a Limited Partnership
2104.    Townview Towers I Partnership, Ltd.
2105.    Tri-Properties Associates, LP
2106.    Trianon Ltd. A LP
2107.    Trinity Hills Village Apartments Ltd Partnership
2108.    Trinity Towers 14th Street Associates Ltd Partnership
2109.    Tumast Associates
2110.    Twin Gables Associates Ltd Partnership
2111.    Twin Towers Associates
2112.    Two Bridges Associates Ltd Partnership
2113.    Tyee Associates
2114.    U.S. Shelter, LP
2115.    United Front Homes
2116.    United Handicap Federation Apartments Associates
2117.    United House Associates
2118.    United Housing Partners-Cuthbert Ltd
2119.    United Housing Partners Elmwood Ltd
2120.    United Housing Partners Morristown Ltd Partnership
2121.    United Housing Partners Welch Ltd
2122.    United Housing Partnership Carbondale Ltd
2123.    United Redevelopment Associates Ltd Partnership
2124.    University Plaza Associates
2125.    Urbanizacion Maria Lopez Housing Company Ltd Partnership
2126.    US Realty I Limited Partnership
2127.    Vantage '78 Ltd Partnership
2128.    Verdes Del Oriente
2129.    Villa De Guadalupe Associates
2130.    Village Apts.
2131.    Village Circle Apartments Ltd Partnership
2132.    Village Green Limited Partnership
2133.    Village Green Apartments Company Ltd
2134.    Vineville Towers Associates Ltd
2135.    Vista APX, Ltd.
2136.    Vistas De San Juan Associates Ltd Partnership
2137.    Vistula Heritage Village
2138.    VMS 1985-253 Ltd
2139.    VMS 1985-254 Ltd
2140.    VMS National Residential Portfolio II
2141.    VMS National Residential Portfolio I
2142.    Voltaire Assocs.
2143.    Waico Phase II Associates Ltd Partnership
2144.    Waico Apartments Associates Ltd Partnership
2145.    Waipahu Associates
2146.    Walden Oaks Associates Ltd Partnership
2147.    Walden Pond Assoc., Ltd.
2148.    Walden Joint Venture Limited Partnership

2149.    Walhalla Gardens LP
2150.    Walmsley Terrace Associates Ltd Partnership
2151.    Walnut Hills Associates Ltd
2152.    Wash-West Properties
2153.    Washington Manor Ltd Partnership
2154.    Washington Chinatown Associates Ltd Partnership
2155.    Waterford Square Apartments, Ltd.
2156.    Waterman Ltd Partnership
2157.    Waters Towers Associates Ltd Partnership
2158.    Waynesboro Ltd.
2159.    West Oak Village Limited Partnership
2160.    Western Can Ltd
2161.    Westgate Apartments
2162.    Westlake Apts. Assocs.
2163.    Westlake East Associates, L.P.
2164.    Westminster Ltd Partnership
2165.    Whispering Pines AIP 6 LP
2166.    Whitefield Place Ltd Partnership
2167.    Wigar Ltd Partnership
2168.    Williamsburg South Apartments LP
2169.    Winchester Gardens, Ltd.
2170.    Windsor Apartments Associates Limited Partnership
2171.    Windsor Crossings Limited Partnership
2172.    Windsor Hills I LP
2173.    Wingfield Investors LP
2174.    Winnsboro Arms LP
2175.    Winter Park Associates LP
2176.    Wolf Ridge Apartments, Ltd.
2177.    Wollaston Manor Associates
2178.    Wood Creek CPGF 22, LP
2179.    Woodcrest Apartments Ltd Partnership
2180.    Woodhaven Associates, a Virginia  Limited Partnership
2181.    Woodland Apartments L.P.
2182.    Woodmark Limited Partnership
2183.    Woods of Inverness CPF 16, L.P.
2184.    Woodside Village
2185.    Woodside Villas of Arcadia Ltd
2186.    Worcester Episcopal Housing Company
2187.    Yadkin Associates Ltd Partnership
2188.    AIMCO/NHP Acquisition Corp.
2189.    Central Woodlawn Rehabilitation Joint Venture
2190.    62nd Street Joint Venture
2191.    NHP Bayshore, L.P.
2192.    NHP Hollymead, L.P.
2193.    NHP Kingston L.P.
2194.    NHP Pembroke Courts L.P.
2195.    NHP Parkway L.P.

2196.    NHP Ramblewood L.P.
2197.    NHP Villas L.P.
2198.    NHP Cranbrook Club Limited Partnership
2199.    NHP Park Village Limited Partnership
2200.    NHP Tropical Gardens Limited Partnership
2201.    NHP Woodshire, L.P.
2202.    NHP Bayberry, L.P.
2203.    NHP Carriage, L.P.
2204.    NHP Center, L.P.
2205.    NHP Cornerstone, LP
2206.    NHP Dove, LP
2207.    NHP Forest II, LP
2208.    NHP Gates of Arlington, LP
2209.    NHP Elk, LP
2210.    NHP Green, LP
2211.    NHP Heather I, LP
2212.    NHP Heather II, LP
2213.    NHP Lane, LP
2214.    NHP Laurel III, LP
2215.    NHP Twin, LP
2216.    NHP Mill Creek, LP
2217.    NHP Forest IV, LP
2218.    NHP Oak, LP
2219.    NHP Paradise Bay, LP
2220.    NHP Park, LP
2221.    NHP Parkview, LP
2222.    NHP Pine Creek Manor, LP
2223.    NHP Summer, LP
2224.    NHP Summit, LP
2225.    NHP Sunridge, LP
2226.    NHP Regal, LP
2227.    NHP Coach, LP
2228.    NHP Villa, LP
2229.    NHP Timberview, LP
2230.    NHP Longfellow, LP
2231.    NHP Port Richey, LP
2232.    NHP Midland, LP
2233.    NHP Woodcreek, LP